Filed with the U.S. Securities and Exchange Commission on November 22, 2022
Securities Act Registration No. 333-215588
Investment Company Act Reg. No. 811-23226

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	227	[X]

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	229	[X]

LISTED FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street, Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices)

(Registrant’s Telephone Number, including Area Code): (414) 765-6511

Kent P. Barnes, Secretary	Copy to:
Listed Funds Trust	Laura E. Flores
c/o U.S. Bancorp Fund Services, LLC	Morgan, Lewis & Bockius LLP
777 East Wisconsin Avenue, 10th Floor	1111 Pennsylvania Avenue, NW
Milwaukee, Wisconsin 53202	Washington, DC 20004-2541
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

[ ]	Immediately upon filing pursuant to Rule 485(b).
[X]	on November 30, 2022 pursuant to Rule 485(b).
[ ]	60 days after filing pursuant to Rule 485(a)(1).
[ ]	on (date) pursuant to Rule 485(a)(1).
[ ]	75 days after filing pursuant to Rule 485(a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Grizzle Growth ETF (GRZZ)

Principal U.S. Listing Exchange: NYSE Arca, Inc.
a series of Listed Funds Trust

PROSPECTUS

November 30, 2022

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Grizzle Growth ETF - Fund Summary
Investment Objective
The Grizzle Growth ETF (the “Fund”) seeks capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year:	$77	3 Years:	$240	5 Years:	$417	10 Years:	$930
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal period December 16, 2021 (commencement of operations) through July 31, 2022, the Fund’s portfolio turnover rate was 102% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that invests primarily in equity securities of companies, with a focus on growth, innovation and disruption. The Fund seeks to identify future leaders in the following overarching key growth themes including, but not limited to: Digitization and Cloud Computing, Future Media and Entertainment, Health and Wellness, and Sustainability and Energy Transition. Within these preceding four themes the Fund seeks to invest in the following subsectors including, but not limited to:

Sub-Sectors	Theme	Description

Automobile Manufacturers	Electronic Vehicles	Companies in the business of creating electrified vehicles (including hybrid vehicles) and vehicles that run using other renewable sources of energy
Cannabis	Cannabis	Companies that cultivate, distribute and sell cannabis products; Companies that research medical uses for cannabis and create medical formulations of cannabis
Casinos and Gaming	Online Gambling	Companies that provide online or brick and mortar platforms for placing wagers on sporting events
Communication Services	Media and Streaming Services	Companies in the business of creating unique media content and/or devices to stream content into homes
Energy	Energy and Energy Transition	Companies engaged in drilling, producing, storing and transporting oil and/or natural gas
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Sub-Sectors	Theme	Description

Financial Services	Future of Finance
Companies creating novel lending and payment solutions and facilitating such transactions; Companies creating diversified capital markets services and access to emerging asset classes (e.g., cryptocurrency exchanges)

Healthcare	Biotechnology and Novel Drug Research and Treatment (including medical psychedelics)	Companies engaged in the genetic manipulation of microorganisms, the manufacturing of medicinal drugs and research and application of novel pharmaceutical formulations (including legally-derived psychedelic medicines that bind to specific serotonin receptors and cause changes in perception and cognition in the pursuit of treating mental diseases such as PTSD and clinically resistant depression)

Industrials	Renewable Energy (Wind and Solar)	Companies engaged in building solar power systems and other renewable energy systems (e.g., wind, solar and energy storage)
Information Technology	Software as a Service, Microprocessors, Robotics, and Autonomous Technologies
Companies that create software programs and computer hardware for corporations and individual consumers and companies that provide equipment, an interconnected system or subsystem of equipment or software that is used in the acquisition, storage, manipulation, management, movement, control, display, switching, interchange, transmission or reception of data or information

Materials	Green Technology	Companies engaged in using new technology to create renewable materials
Electric Metals and Infrastructure
Companies engaged in mining the raw materials that will support the growth in infrastructure and renewable energy ecosystems (e.g., solar panels, battery storage, wind turbines and hydrogen fuel cells)

Media and Entertainment	Esports/Gaming	Companies engaged in video game publishing, creating interactive worlds and e-sports
Packaged Foods and Meats	Plant Based Foods	Companies creating novel new food formulations, such as plant based meats and dairy
Grizzle Investment Management LLC (the “Adviser”), the investment adviser to the Fund, uses a proprietary internal fundamental research and analysis to identify companies well-positioned for growth within the targeted sectors. The Adviser uses its research and fundamental analysis findings to determine the Fund’s industry allocations within each sector and to select individual securities within each industry. The Adviser uses a quantitative screening overlay to identify prospective companies in addition to deep fundamental analysis.
The Fund’s portfolio is expected to consist of 30 to 60 equity securities, and may be comprised of common stock and depositary receipts of U.S. and foreign issuers of any market capitalization. The Fund’s exposure to foreign issuers may include issuers in both developed and emerging market countries. Emerging market countries are those countries with low- to middle-income economies as classified by the World Bank or included in any of the Morgan Stanley Capital International (MSCI) emerging markets indices. In addition, the Adviser may opportunistically invest in options to both enhance the Fund’s return and seek to provide downside risk protection for specific positions in the Fund’s portfolio. The Adviser uses proprietary valuation models and analysis of historical portfolio profit and loss information to identify favorable risk-managed option trading opportunities, including use of covered calls (selling calls on stock positions in the portfolio) and selling an option and buying another to bet on the direction of a stock while capping both the downside risk (i.e., risk of loss) and upside performance (i.e., limiting participation in any gain).
While the Fund’s sector exposure to sectors may vary over time, as of the date of this Prospectus, the Fund had significant exposure to companies in the Communication Services, Energy, Information Technology, and Materials Sectors.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading
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price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment in the Fund:
•Associated Risk of Investing in Themes - Significant Sector Exposure. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sectors and, therefore, the performance of the Fund could be negatively impacted by events affecting each of these sectors.
◦Automobiles Industry. The Automobiles Industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. The Automobiles Industry also can be significantly affected by labor relations and fluctuating component prices. Companies in the Automobiles Industry, particularly those engaged in the production of electric vehicles may be affected by the obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions. While most of the major manufacturers are large, financially strong companies, many others are small and can be non-diversified in both product line and customer base. Additionally, developments in automotive technologies (e.g., autonomous vehicle technologies) may require significant capital expenditures that may not generate profits for several years, if any. Companies in the Automobiles Industry may be significantly subject to government policies and regulations regarding imports and exports of automotive products. Governmental policies affecting the Automobiles Industry, such as taxes, tariffs, duties, subsidies, and import and export restrictions on automotive products can influence industry profitability. In addition, such companies must comply with environmental laws and regulations, for which there may be severe consequences for non-compliance. Legislative or regulatory changes and increased government supervision also may affect companies in the Automobiles Industry.
◦Cannabis Sector.
▪United States Regulatory Risks of the Cannabis Sector. The possession and use of marijuana, even for medical purposes, is illegal under federal and certain states’ laws, which may negatively impact the value of the Fund’s investments. Use of marijuana is regulated by both the federal government and state governments, and state and federal laws regarding marijuana often conflict. Even in those states in which the use of marijuana has been legalized, its possession and use remains a violation of federal law. Federal law criminalizing the use of marijuana pre-empts state laws that legalize its use for medicinal and recreational purposes. Actions by federal agencies, such as increased enforcement of current federal marijuana laws and the prosecution of nonviolent federal drug crimes by the U.S. Department of Justice (the “DOJ”), could produce a chilling effect on the Cannabis Sector’s growth and discourage banks from expanding their services to cannabis companies where such services are currently limited. Any of these outcomes would negatively affect the profitability and value of the Fund’s investments and even its ability to pursue its stated investment objective. The conflict between the regulation of marijuana under federal and state law creates volatility and risk for all cannabis companies.
Because marijuana is a Schedule I controlled substance under the Controlled Substances Act (the “CSA”), meaning that it has a high potential for abuse, there is currently no “accepted medical use” for it in the United States, and it lacks accepted safety for use under medical supervision, and may not be prescribed, marketed or sold in the United States. Few drug products containing cannabis or cannabis extracts have been approved for use by the Federal Drug Administration (the “FDA”) or obtained registrations for commercial production from the U.S. Drug Enforcement Agency (the “DEA”), and there is no guarantee that such products will ever be legally produced or sold in the United States. Cannabis companies in the United States that engage in research, manufacturing, distributing, importing or exporting, or dispensing controlled substances must be registered (licensed) to perform these activities and have the security, control, recordkeeping, reporting and inventory mechanisms required by the DEA to prevent drug loss and diversion. Failure to obtain the necessary registrations or to comply with necessary regulatory requirements may significantly impair the ability of certain companies in which the Fund invests to pursue medical marijuana research or to otherwise cultivate, possess or distribute marijuana. In addition, because cannabis is a Schedule I controlled substance, Section 280E of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applies by its terms to the purchase and sale of medical-use cannabis products and provides that no deduction or credit is allowed for expenses incurred during a taxable year “in carrying on any trade or business if such trade or business (or the activities which comprise such trade or business) consists of trafficking in controlled substances (within the meaning of Schedules I and II of the CSA) which is prohibited by federal law or the law of any state in which such trade or business is conducted.” The disallowance of such tax deductions will likely affect the value of cannabis companies.
▪Non-U.S. Regulatory Risks of the Cannabis Sector. Laws and regulations related to the possession, use (medical and recreational), sale, transport and cultivation of marijuana vary throughout the world, and the Fund will only invest in non-U.S. cannabis companies if such companies are operating legally in the relevant jurisdiction. Even if a company's operations are permitted under current law, they may not be permitted in the future, in which case such company may not be in a position to carry on its operations in its current locations. Additionally, controlled substance legislation differs between countries and legislation in certain countries may restrict or limit the ability of certain companies in which the Fund invests to sell their products.
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▪Operational Risks of the Cannabis Sector. Companies involved in the Cannabis Sector face intense competition, may have limited access to the services of banks, may have substantial burdens on company resources due to litigation, complaints or enforcement actions, and are heavily dependent on receiving necessary permits and authorizations to engage in medical cannabis research or to otherwise cultivate, possess or distribute cannabis. Because the cultivation, possession, and distribution of cannabis is in all circumstances illegal under United States federal law, federally regulated banking institutions may be unwilling to make financial services available to growers and sellers of cannabis.
◦Communications Services Sector. Companies in the Communications Services Sector are subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new adverse regulatory requirements may adversely affect the business of such companies. Companies in the Communications Services Sector also can be significantly affected by intense competition, including competition with alternative technologies such as wireless communications (including with 5G and other technologies), product compatibility, consumer preferences, rapid product obsolescence, and research and development of new products. Technological innovations may make the products and services of such companies obsolete. Media content creation carries risks of changing consumer tastes and running afoul of FCC content guidelines, which could result in large fines or the loss of regulatory licenses. Media companies collect significant amounts of personal consumer data and are at risk of data breaches and fines for the unauthorized and unplanned public release of sensitive consumer data.
◦Energy Sector. The Energy Sector is comprised of energy, industrial, infrastructure, and logistics companies, and, therefore, the Fund is susceptible to the adverse economic, environmental, business, regulatory, or other occurrences affecting the Energy Sector. The Energy Sector has historically experienced substantial price volatility. At times, the performance of companies within the Energy Sector may lag the performance of companies operating within other sectors or the market as a whole. Companies operating in the Energy Sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas, or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing, or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, companies within the Energy Sector are subject to substantial government regulation and oversight and changes in the regulatory environment for energy companies may adversely impact their profitability and thus, the Fund’s performance. Over time, depletion of natural gas reserves and other energy reserves also may affect the profitability of energy companies.
◦Financial Services Sector. The Financial Services Sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis. Insurance companies, in particular, may be significantly affected by changes in interest rates, catastrophic events, price and market competition, the imposition of premium rate caps, or other changes in government regulation or tax law and/or rate regulation, which may have an adverse impact on their profitability. The Financial Services Sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. In recent years, cyber-attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.
◦Food Sector. The Food Sector is highly competitive and can be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, government regulation, adverse changes in general economic conditions, agricultural commodity prices, evolving consumer preferences, nutritional and health-related concerns, federal, state and local food inspection and processing controls, consumer product liability claims, consumer boycotts, risks of product tampering and the availability and expense of liability insurance.
◦Gambling and Gaming Sector. The Gambling and Gaming Sector is characterized by an increasingly high degree of competition among a large number of participants including from participants performing illegal activities or unregulated companies. Expansion of gambling and gaming in other jurisdictions (both regulated and unregulated) could increase competition with traditional gambling and gaming companies, which could have an adverse impact on their financial condition, operations and cash flows. In a broader sense, companies operating in the Gambling and Gaming Sector face competition from all manner of leisure and entertainment activities, including shopping, athletic events, television and movies, concerts and travel. In addition, established jurisdictions could award additional licenses or permit the expansion or relocation of existing gambling and gaming companies. These companies operating in the Gambling and Gaming Sector also may be subject to increasing regulatory constraints, particularly with respect to cybersecurity and privacy. In addition to the costs of complying with such constraints, the unintended disclosure of confidential information, whether because of an error or a cybersecurity event, could adversely affect the reputation, profitability and value of companies within the Gambling and Gaming Sector.
◦Healthcare Sector. Companies in the Healthcare Sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines, and an increased emphasis on the delivery of healthcare through outpatient services. The costs associated with developing new drugs can be significant, and the
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results are unpredictable. Newly developed drugs may be susceptible to product obsolescence due to intense competition from new products and less costly generic products. Moreover, the process for obtaining regulatory approval by the FDA or other governmental regulatory authorities is long and costly and there can be no assurance that the necessary approvals will be obtained or maintained. The values of many companies in the Healthcare Sector also are dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of these companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights.
◦Industrials Sector. Companies in the Industrials Sector can be significantly affected by supply and demand for specific products or services and for Industrials Sector products in general; a decline in demand for products due to rapid technological developments and frequent new product introduction; government regulation, world events and economic conditions; and the risks associated with potential environmental damage and product liability claims.
◦Information Technology Sector. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Information technology companies and companies that rely heavily on technology also may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions.
◦Materials Sector. Companies in the Materials Sector may be adversely impacted by the volatility of commodity prices, changes in exchange rates, depletion of resources, over-production, litigation and changes in government regulations, among other factors.
◦Media and Entertainment Sector. Media and entertainment companies, including companies engaged in the design, production or distribution of goods or services for the media and entertainment industries (including video game publishing, creating interactive worlds and e-sports) may become obsolete quickly. Media and entertainment companies are subject to risks that include cyclicality of revenues and earnings, a decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, fierce competition in the industry and the potential for increased government regulation. Media and entertainment company revenues largely are dependent on advertising spending. A weakening general economy or a shift from online to other forms of advertising may lead to a reduction in discretionary spending on online advertising. Additionally, competitive pressures and government regulation can significantly affect and entertainment companies.
◦Psychedelics Sector. Psychedelics companies are subject to various laws and regulations that may differ at the state/local and federal levels. These laws and regulations may significantly affect a psychedelics company’s ability to secure financing, impact the market for psychedelics business sales and services, and set limitations on psychedelics use, production, transportation, and storage. There can be no guarantees that such approvals or administrative actions will happen or be favorable for psychedelics companies, and such actions may be subject to lengthy delays, and may require length and expensive clinical trials. Additionally, therapies containing controlled substances may generate public controversy. Political and social pressures and adverse publicity could lead to delays in approval of, and increased expenses for, psychedelics companies and any future therapeutic candidates they may develop. All of these factors and others may prevent psychedelics companies from becoming profitable, which may materially affect the value of certain Fund investments. In addition, psychedelics companies are subject to the risks associated with the biotechnology and pharmaceutical industries.
In Canada, certain psychedelic drugs, including psilocybin, are classified as Schedule III drugs under the Controlled Drugs and Substances Act (the “CDSA”) and, as such, medical and recreational use is illegal under Canadian federal law. In the United States, most psychedelic drugs, including psilocybin, are classified as Schedule I drugs under the CSA and the Controlled Substances Import and Export Act (the “CSIEA”) and, as such, medical and recreational use is illegal under the U.S. federal laws. There is no guarantee that psychedelic drugs will ever be approved as medicines in either jurisdiction.
In the United States, DEA scheduling determinations removing a substance from Schedule I are dependent on FDA approval of a substance or a specific formulation of a substance for a therapeutic or medicinal use. Unless and until psilocybin, psilocin, or other psychedelics-based products receive FDA approval, such products are prohibited from sale, which limits the growth opportunities for certain portfolio companies of the Fund. Even if approved by the FDA, the manufacture, importation, exportation, domestic distribution, storage, sale, and legitimate use of such products will continue to be subject to a significant degree of regulation by the DEA. There can be no guarantee that such approvals or administrative actions will happen or be favorable for psychedelics companies. Such actions may be subject to lengthy delays and may require lengthy and expensive clinical trials. Additionally, therapies containing controlled substances may generate public controversy and
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carry reputational risk. Political and social pressures and adverse publicity could lead to delays in approval of, and increased expenses for, psychedelics companies and any future therapeutic candidates they may develop. Psychedelics companies also are subject to the risks associated with the Biotechnology and Pharmaceutical Industries. In addition, because certain psychedelic drugs, including psilocybin, are a Schedule I controlled substance, Section 280E of the Internal Revenue Code applies by its terms to the purchase and sale of such psychedelic drugs and provides that no deduction or credit is allowed for expenses incurred during a taxable year “in carrying on any trade or business if such trade or business (or the activities which comprise such trade or business) consists of trafficking in controlled substances (within the meaning of Schedules I and II of the CSA) which is prohibited by federal law or the law of any state in which such trade or business is conducted.” The disallowance of such tax deductions will likely affect the value of psychedelic drug-related companies. All of these factors and others may prevent psychedelics companies from becoming profitable, which may materially affect the value of certain Fund investments.
•Counterparty Risk. Counterparty risk is the risk that a counterparty to Fund transactions (e.g., prime brokerage or securities lending arrangement or derivatives transaction) will be unable or unwilling to perform its contractual obligation to the Fund. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, the Sub-Adviser and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Sub-Adviser or the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Fund Shares, potentially resulting in financial losses to the Fund and its shareholders.
•Depositary Receipt Risk. Depositary receipts, including American Depositary Receipts (“ADRs”), involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares. Because the Underlying Shares trade on foreign exchanges that may be closed when the Fund’s primary listing exchange is open, the Fund may experience premiums and discounts greater than those of funds without exposure to such Underlying Shares.
•Derivatives Risk. Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund’s NAV per share. If the Adviser is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
•Options Risk. The prices of options may change rapidly over time and do not necessarily move in tandem with the price of the underlying securities. Selling call options reduces the Fund’s ability to profit from increases in the value of the Fund’s equity portfolio and purchasing put options may result in the Fund’s loss of premiums paid in the event that the put options expire unexercised. To the extent that the Fund reduces its put option holdings relative to the number of call options sold by the Fund, the Fund’s ability to mitigate losses in the event of a market decline will be reduced.
•Emerging Markets Risk. The Fund may invest in companies organized in emerging market nations. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Shares and cause the Fund to decline in value.
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•Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.
•ETF Risks. The Fund is an ETF, and, as a result of this structure, is exposed directly or indirectly to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums or discounts greater than those of domestic ETFs.
◦Trading Risk. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.
•Foreign Securities Risk. Investments in securities of non-U.S. companies, including ADRs, involve certain risks that may not be present with investments in U.S. companies. For example, investments in securities of non-U.S. companies may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. companies also may be subject to withholding or other taxes. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
•Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.
◦Risks Related to Investing in Canada. Canada is a major producer of agricultural products and commodities, such as forest products, metals, and energy, including oil, gas and hydroelectricity. The Canadian economy, therefore, is heavily reliant on the sale of such products and resources, which can pose risks such as price fluctuations and variability of demand for exportation. Changes in spending on Canadian products by the economies of other countries or changes in any of these economies, whether due to changes in demand, market events, regulatory changes or other factors, may cause a significant impact on the Canadian economy and adversely affect the Fund.
•Growth Investing Risk. Growth stocks can be volatile for several reasons. Since growth companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.
•Investment Company Risk. The risks of investing in investment companies, such as ETFs, typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Fund may be subject to statutory limits with respect to the amount it can invest in other ETFs, which may adversely affect the Fund’s ability to achieve its investment objective. ETFs may be less liquid than other investments, and thus their share values more volatile than the values of the investments they hold. Investments in ETFs are also subject to the “ETF Risks” described above.
•Limited Operating History Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
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•Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that the Adviser’s judgments about the attractiveness, value and potential appreciation of particular investments and strategies for the Fund will be correct or produce the desired results or that the Fund will achieve its investment objective. If the Adviser fails to accurately evaluate market risk or appropriately react to current and developing market conditions, the Fund’s share price may be adversely affected.
•Market Capitalization Risk.
◦Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and, therefore, subject to slower growth during times of economic expansion. Large-capitalization companies also may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
◦Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole. Some medium capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.
◦Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to large- or mid-capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including the impact of the COVID-19 pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, spread of infectious diseases or other public health issues, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. It is unknown how long circumstances related to the COVID-19 pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
•Models and Data Risk. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Some of the models used to construct the Fund are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
•Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
•Style Risk. If at any time the market is not favoring the Fund’s growth investment style, the Fund’s gains may not be as big as, or its losses may be bigger than, those of other funds using different investment styles.
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•Temporary Defensive Positions Risk. If the Fund takes a temporary defensive position, it may invest all or a large portion of its assets in cash and/or cash equivalents. If the Fund takes a temporary defensive position, it may not achieve its investment objective.
Performance
The Fund is new and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.etf.grizzle.com.
Portfolio Management

Adviser	Grizzle Investment Management LLC
Sub-Adviser	Exchange Traded Concepts, LLC (the “Sub-Adviser”)
Portfolio Managers	Thomas George, CFA, and Scott Willis, CFA, each a founder and portfolio manager of the Adviser, have been portfolio managers of the Fund since its inception in December 2021.
Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. The difference in the bid and ask prices is referred to as the “bid-ask spread.”
Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.etf.grizzle.com.
Tax Information
The Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.
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ADDITIONAL INFORMATION ABOUT THE FUND
Investment Objective
The Fund’s investment objective has been adopted as a non-fundamental investment policy and may be changed by the Board of Trustees (the “Board”) of Listed Funds Trust (the “Trust”) without shareholder approval upon written notice to shareholders.
Other Investment Practices and Strategies
Temporary Defensive Positions
To respond to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents, or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements, money market fund shares, other money market instruments, and ETFs that invest in the foregoing instruments. The Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment objective.
Principal Investment Risks
An investment in the Fund entails risks. The Fund could lose money, or its performance could trail that of other investment alternatives. The following provides additional information about the Fund’s principal risks. It is important that investors closely review and understand these risks before making an investment in the Fund. Just as in the Fund’s summary section, the principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
•Associated Risk of Investing in Themes - Significant Sector Exposure. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sectors and, therefore, the performance of the Fund could be negatively impacted by events affecting each of these sectors.
◦Automobiles Industry. The Automobiles Industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. The Automobiles Industry also can be significantly affected by labor relations and fluctuating component prices. Companies in the Automobiles Industry, particularly those engaged in the production of electric vehicles may be affected by the obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions. While most of the major manufacturers are large, financially strong companies, many others are small and can be non-diversified in both product line and customer base. Additionally, developments in automotive technologies (e.g., autonomous vehicle technologies) may require significant capital expenditures that may not generate profits for several years, if any. Companies in the Automobiles Industry may be significantly subject to government policies and regulations regarding imports and exports of automotive products. Governmental policies affecting the Automobiles Industry, such as taxes, tariffs, duties, subsidies, and import and export restrictions on automotive products can influence industry profitability. In addition, such companies must comply with environmental laws and regulations, for which there may be severe consequences for non-compliance. Legislative or regulatory changes and increased government supervision also may affect companies in the Automobiles Industry.
◦Cannabis Sector.
▪United States Regulatory Risks of the Cannabis Sector. The possession and use of marijuana, even for medical purposes, is illegal under federal and certain states’ laws, which may negatively impact the value of the Fund’s investments. Use of marijuana is regulated by both the federal government and state governments, and state and federal laws regarding marijuana often conflict. Marijuana is a Schedule I controlled substance under the CSA and is illegal under federal law. Currently, over half of the states plus the District of Columbia have laws and/or regulations that recognize, in one form or another, legitimate medical uses for cannabis and consumer use of cannabis in connection with medical treatment or for non-medical purposes. Even in those states in which the use of marijuana has been legalized for medical or recreational purposes, its sale and use remains a violation of federal law. Federal law criminalizing the use of marijuana pre-empts state laws that legalize its use for medicinal and recreational purposes. The priority for enforcement of federal marijuana laws may vary by presidential administrations. It is not yet known whether the current administration will push back against states where marijuana use and possession is legal and step up the enforcement of federal marijuana laws and the prosecution of nonviolent federal drug crimes. Such actions could produce a chilling effect on the Cannabis Sector’s growth and discourage banks from expanding their services to cannabis companies. This conflict between the regulation of marijuana under federal and state law creates volatility and risk for all cannabis companies. In particular, the stepped up enforcement of marijuana laws by the federal government would adversely affect the value of the Fund’s U.S. investments. Certain companies engaged in the cannabis business may never be able to legally produce and sell products in the United States or other national or local jurisdictions.
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As noted above, marijuana is a Schedule I controlled substance in the United States under the CSA. The DEA classifies controlled substances into five schedules: Schedule I, II, III, IV or V substances. Schedule I substances by definition have a high potential for abuse, have no currently “accepted medical use” in the United States, lack accepted safety for use under medical supervision, and may not be prescribed, marketed or sold in the United States. Pharmaceutical products approved by the FDA for use in the United States may be listed as Schedule II, III, IV or V, with Schedule II substances considered to present the highest potential for abuse or dependence and Schedule V substances the lowest relative risk among such substances.
Few drug products containing natural cannabis or naturally-derived cannabis extracts have been approved by the FDA for use in the United States or obtained DEA registrations for commercial production. Drug products containing cannabis or cannabis extracts that receive the required government approvals for use in commercial production may be subject to significant government regulation regarding manufacture, importation, exportation, domestic distribution, storage, sale, and legitimate use. In addition, the scheduling process may take one or more years, thereby delaying the launch of the drug product in the United States.
Cannabis companies in the United States that engage in medical or pharmaceutical research or the production and distribution of controlled substances such as marijuana must be registered with the DEA to perform such activities and have the security, control, recordkeeping, reporting and inventory mechanisms required by the DEA to prevent drug loss and diversion. Failure to obtain the necessary registrations or comply with necessary regulatory requirements may significantly impair the ability of certain companies in which the Fund invests to pursue medical marijuana research or to otherwise cultivate, possess or distribute marijuana.
Additionally, federal tax law prohibits a taxpayer from claiming a deduction or credit for any amount paid or incurred during the tax year in carrying on any trade or business if that trade or business (or the activities that comprise that trade or business) consists of trafficking in controlled substances (e.g., marijuana) where that trafficking is prohibited by either federal law or the state law for the state in which the trade or business is conducted. Consequently, companies engaged in the cannabis business may pay higher amounts of taxes than non-cannabis companies, which could result in less income to the Fund and, in turn, less for the Fund to distribute to shareholders.
▪Non-U.S. Regulatory Risks of the Cannabis Sector. Laws and regulations related to the possession, use (medical or recreational), sale, transport and cultivation of marijuana vary throughout the world, and the Fund will only invest in non-U.S. cannabis companies if such companies are operating legally in the relevant jurisdiction. Even if a company's operations are permitted under current law, they may not be permitted in the future, in which case such company may not be in a position to carry on its operations in its current locations. Additionally, controlled substance legislation differs between countries and legislation in certain countries may restrict or limit the ability of certain companies in which the Fund invests to sell their products.
▪Operational Risks of the Cannabis Sector. Companies involved in the Cannabis Sector face intense competition, may have limited access to the services of banks, and are heavily dependent on receiving necessary permits and authorizations to engage in medical cannabis research or to otherwise cultivate, possess or distribute cannabis. Because the cultivation, possession, and distribution of cannabis is in all circumstances illegal under United States federal law, federally regulated banking institutions may be unwilling to make financial services available to growers and sellers of cannabis.
◦Communications Services Sector. Companies in the Communications Services Sector are subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new adverse regulatory requirements may adversely affect the business of such companies. Companies in the Communications Services Sector also can be significantly affected by intense competition, including competition with alternative technologies such as wireless communications (including with 5G and other technologies), product compatibility, consumer preferences, rapid product obsolescence, and research and development of new products. Technological innovations may make the products and services of such companies obsolete. Media content creation carries risks of changing consumer tastes and running afoul of FCC content guidelines, which could result in large fines or the loss of regulatory licenses. Media companies collect significant amounts of personal consumer data and are at risk of data breaches and fines for the unauthorized and unplanned public release of sensitive consumer data.
◦Energy Sector. The Energy Sector is comprised of energy, industrial, infrastructure, and logistics companies, and, therefore, the Fund is susceptible to the adverse economic, environmental, business, regulatory, or other occurrences affecting the Energy Sector. The Energy Sector has historically experienced substantial price volatility. At times, the performance of companies within the Energy Sector may lag the performance of companies operating within other sectors or the market as a whole. Companies operating in the Energy Sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas, or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing, or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, companies within the Energy Sector are subject to substantial government regulation and oversight and changes in the
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regulatory environment for energy companies may adversely impact their profitability and thus, the Fund’s performance. Over time, depletion of natural gas reserves and other energy reserves also may affect the profitability of energy companies.
◦Financial Services Sector. The Financial Services Sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis. Insurance companies, in particular, may be significantly affected by changes in interest rates, catastrophic events, price and market competition, the imposition of premium rate caps, or other changes in government regulation or tax law and/or rate regulation, which may have an adverse impact on their profitability. The Financial Services Sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. In recent years, cyber-attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.
◦Food Sector. The Food Sector is highly competitive and can be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, government regulation, adverse changes in general economic conditions, agricultural commodity prices, evolving consumer preferences, nutritional and health-related concerns, federal, state and local food inspection and processing controls, consumer product liability claims, consumer boycotts, risks of product tampering and the availability and expense of liability insurance.
◦Gambling and Gaming Sector. The Gambling and Gaming Sector is characterized by an increasingly high degree of competition among a large number of participants including from participants performing illegal activities or unregulated companies. Expansion of gambling and gaming in other jurisdictions (both regulated and unregulated) could increase competition with traditional gambling and gaming companies, which could have an adverse impact on their financial condition, operations and cash flows. In a broader sense, companies operating in the Gambling and Gaming Sector face competition from all manner of leisure and entertainment activities, including shopping, athletic events, television and movies, concerts and travel. In addition, established jurisdictions could award additional licenses or permit the expansion or relocation of existing gambling and gaming companies. These companies operating in the Gambling and Gaming Sector also may be subject to increasing regulatory constraints, particularly with respect to cybersecurity and privacy. In addition to the costs of complying with such constraints, the unintended disclosure of confidential information, whether because of an error or a cybersecurity event, could adversely affect the reputation, profitability and value of companies within the Gambling and Gaming Sector.
◦Healthcare Sector. Companies in the Healthcare Sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines, and an increased emphasis on the delivery of healthcare through outpatient services. The costs associated with developing new drugs can be significant, and the results are unpredictable. Newly developed drugs may be susceptible to product obsolescence due to intense competition from new products and less costly generic products. Moreover, the process for obtaining regulatory approval by the FDA or other governmental regulatory authorities is long and costly and there can be no assurance that the necessary approvals will be obtained or maintained. The values of many companies in the Healthcare Sector also are dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of these companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights.
◦Industrials Sector. Companies in the Industrials Sector can be significantly affected by supply and demand for specific products or services and for Industrials Sector products in general; a decline in demand for products due to rapid technological developments and frequent new product introduction; government regulation, world events and economic conditions; and the risks associated with potential environmental damage and product liability claims.
◦Information Technology Sector. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Information technology companies and companies that rely heavily on technology also may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions.
◦Materials Companies. Companies in the Materials Sector may be adversely impacted by the volatility of commodity prices, changes in exchange rates, depletion of resources, over-production, litigation and changes in government regulations, among other factors.
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◦Media and Entertainment Sector. Media and entertainment companies, including companies engaged in the design, production or distribution of goods or services for the media and entertainment industries (including video game publishing, creating interactive worlds and e-sports) may become obsolete quickly. Media and entertainment companies are subject to risks that include cyclicality of revenues and earnings, a decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, fierce competition in the industry and the potential for increased government regulation. Media and entertainment company revenues largely are dependent on advertising spending. A weakening general economy or a shift from online to other forms of advertising may lead to a reduction in discretionary spending on online advertising. Additionally, competitive pressures and government regulation can significantly affect and entertainment companies.
◦Psychedelics Sector. Psychedelics companies are subject to various laws and regulations that may differ at the state/local and federal levels. These laws and regulations may significantly affect a psychedelics company’s ability to secure financing, impact the market for psychedelics business sales and services, and set limitations on psychedelics use, production, transportation, and storage. There can be no guarantees that such approvals or administrative actions will happen or be favorable for psychedelics companies, and such actions may be subject to lengthy delays, and may require length and expensive clinical trials. Additionally, therapies containing controlled substances may generate public controversy. Political and social pressures and adverse publicity could lead to delays in approval of, and increased expenses for, psychedelics companies and any future therapeutic candidates they may develop. All of these factors and others may prevent psychedelics companies from becoming profitable, which may materially affect the value of certain Fund investments. In addition, psychedelics companies are subject to the risks associated with the biotechnology and pharmaceutical industries.
In Canada, certain psychedelic drugs, including psilocybin, are classified as Schedule III drugs under the CDSA and as such, medical and recreational use is illegal under Canadian federal laws. In the United States, most psychedelic drugs, including psilocybin, are classified as Schedule I drugs under the CSA and the CSIEA and as such, medical and recreational use is illegal under the U.S. federal laws. There is no guarantee that psychedelic drugs will ever be approved as medicines in either jurisdiction.
In the United States, to the extent a company is conducting research with such psychedelic-based products, the company would need to comply with the FDA’s laws and regulations regarding research, be DEA registered, comply with DEA laws and regulations, and comply with any applicable state laws and regulations. DEA scheduling determinations removing a substance from Schedule I are dependent on FDA approval of a substance or a specific formulation of a substance for a therapeutic or medicinal use. Unless and until psilocybin, psilocin, or other psychedelic-based products receive FDA approval, such products are prohibited from sale, which limits the growth opportunities for certain investments of the Fund. Even if approved by the FDA, the manufacture, importation, exportation, domestic distribution, storage, sale, and legitimate use of such products will continue to be subject to a significant degree of regulation by the DEA, FDA, and other governmental authorities. There can be no guarantee that such approvals or administrative actions will happen or be favorable for psychedelics companies. Such actions may be subject to lengthy delays and may require lengthy and expensive clinical trials. Additionally, therapies containing controlled substances may generate public controversy and carry reputational risk. Political and social pressures and adverse publicity could lead to delays in approval of, and increased expenses for, psychedelics companies and any future therapeutic candidates they may develop. All of these factors and others may prevent psychedelics companies from becoming profitable, which may materially affect the value of certain Fund investments. In addition, psychedelics companies are subject to the risks associated with the Biotechnology and Pharmaceutical Industries.
•Counterparty Risk. Counterparty risk is the risk that a counterparty to Fund transactions (e.g., prime brokerage or securities lending arrangement or derivatives transaction) will be unable or unwilling to perform its contractual obligation to the Fund. The Fund may use counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the risk of which is particularly acute under current conditions, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, or if exercising contractual rights involves delays or costs for the Fund, the value of your shares in the Fund may decrease. The Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions (such as the current conditions), increased competition, and/or wide scale credit losses resulting from financial difficulties of the counterparties’ other trading partners or borrowers.
•Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, funds (such as the Fund) and their service providers may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential
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information without authorization, and causing operational disruption. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, the Sub-Adviser and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Sub-Adviser or the Fund’s other service providers, market makers, APs, the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Fund Shares, potentially resulting in financial losses to the Fund and its shareholders. For instance, cyber-attacks or technical malfunctions may interfere with the processing of shareholder or other transactions, affect the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks or technical malfunctions may render records of Fund assets and transactions, shareholder ownership of Fund Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. The Fund also may incur substantial costs for cybersecurity risk management in order to prevent cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result.
•Depositary Receipt Risk. The Fund may hold the securities of non-U.S. companies in the form of depositary receipts, including ADRs and Global Depositary Receipts (“GDRs”). ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange (the “NYSE”). Sponsored ADRs are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights. GDRs are similar to ADRs, but may be issued in bearer form and are typically offered for sale globally and held by a foreign branch of an international bank. The underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt. The Underlying Shares in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. In addition, because the Underlying Shares trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the Underlying Shares may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for Shares.
•Derivatives Risk. The Fund may invest in options to seek to gain market exposure, enhance return and provide downside risk protection. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include risks relating to leverage, correlation (imperfect correlations with underlying instruments or the Fund’s other portfolio holdings), high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. The use of such derivatives also may expose the Fund to the performance of securities that the Fund does not own. The skills necessary to successfully execute derivatives strategies may be different from those for more traditional portfolio management techniques, and if the Adviser is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Use of derivatives also may cause the Fund to be subject to additional regulations, which may generate additional Fund expenses. These practices also entail transactional expenses and may cause the Fund to realize higher amounts of short-term capital gains than if the Fund had not engaged in such transactions. The markets for certain derivatives, including those located in certain foreign countries, are relatively new and still developing, which may expose the Fund to increased counterparty credit and liquidity risks.
Certain of the derivatives in which the Fund invests are traded (and privately negotiated) in the OTC market. OTC derivatives are complex and often valued subjectively, which exposes the Fund to heightened liquidity, mispricing and valuation risks. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, OTC derivative instruments are often highly customized and tailored to meet the needs of the Fund and its trading counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result, and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts. Certain derivatives are subject to mandatory exchange trading and/or clearing, which exposes the Fund to the credit risk of the clearing broker or clearinghouse. While exchange trading and central clearing are intended to reduce counterparty credit risk and to increase liquidity, they do not make derivatives transactions risk-free. Certain risks also are specific to the derivatives in which the Fund invests.
The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operation and/or change the competitive landscape. In October 2020, the SEC adopted a new rule governing a fund’s use of derivatives. The new rule, among other things, generally requires a fund to adopt a derivatives risk management program, appoint a derivatives risk manager to oversee the program and comply with an outer limit on fund leverage risk based on value at risk, or “VaR.” Certain funds may be exempted from these requirements if they use derivatives only to a limited extent and in a limited manner and comply with certain other conditions set forth in the new rule. The new rule significantly changes the regulatory framework applicable to a fund’s use of derivatives, including by replacing the existing asset segregation regulatory framework in its entirety. The new rule may influence the extent to which the Fund uses derivatives,
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adversely affect the Fund’s performance, and increase costs related to the Fund’s use of derivatives. As of the date of this Prospectus, the Fund anticipates using derivatives only to a limited extent and as a result, it expects to be exempt from certain of the conditions of the new rule, including compliance with a VaR-based limit on the leverage risk.
◦Options Risk. Selling (writing) and buying options are speculative activities and entail greater than ordinary investment risks. The Fund’s use of put options can lead to losses because of adverse movements in the price or value of the underlying asset, which may be magnified by certain features of the options. When selling a put option, the Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by the Fund if the price of the underlying asset is below the strike price by an amount equal to or greater than the premium. Purchasing of put options involves the payment of premiums, which may adversely affect the Fund’s performance. Purchasing a put option gives the purchaser of the option the right to sell a specified quantity of an underlying asset at a fixed exercise price over a defined period of time. Purchased put options may expire worthless resulting in the Fund’s loss of the premium it paid for the option.
The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value or yield of the option’s underlying asset, an increase in interest rates, a change in the actual or perceived volatility of the stock market or the underlying asset and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying asset. The Fund’s use of options may reduce the Fund’s ability to profit from increases in the value of the underlying asset. If the price of the underlying asset of an option is above the strike price of a written put option, the value of the option, and consequently of the Fund, may decline significantly more than if the Fund invested directly in the underlying asset instead of using options. While the Fund will segregate liquid assets at least equal in value to the maximum potential loss for the Fund, the Fund could still lose a significant amount or nearly all of its value if the price of an underlying asset changes significantly enough.
•Emerging Markets Risk. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the Adviser’s ability to evaluate local companies and impact the Fund’s performance. There also may be limitations on the rights and remedies available to investors in emerging market companies compared to those associated with U.S. companies. In addition, brokerage and other transaction costs on foreign securities exchanges are often higher than in the U.S. and there is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries.
•Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises. If you held common stock, or common stock equivalents, of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors of such issuers.
The respiratory illness COVID-19 has spread globally for over two years, resulting in a global pandemic and major disruption to economies and markets around the world, including the United States. During this time, financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted or suspended. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. However, the rapid COVID-19 vaccination rollout in the United States and certain other developed countries, coupled with the passage of stimulus programs in the U.S. and abroad, have resulted in the re-opening of businesses, a reduction in quarantine and masking requirements, increased consumer demand, and the resumption of in-person schooling, travel and events. As a result, many global economies, including the U.S. economy, have either re-opened fully or decreased significantly the number of public safety measures in place that are designed to mitigate virus transmission. Despite these positive trends, the prevalence of new COVID-19 variants, a failure to achieve herd immunity, or other unforeseen circumstances may result in the continued spread of the virus throughout unvaccinated populations or a resurgence in infections among vaccinated individuals. As a result, it remains unclear if recent positive trends will continue in developed markets and whether such trends will spread world-wide to countries with limited access to effective vaccines that are still experiencing rising COVID-19 hospitalizations and deaths.
•ETF Risks. The Fund is an ETF and, as a result of its structure, is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity
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providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors also will incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums or discounts greater than those of domestic ETFs.
◦Trading Risk. Although Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500® Index during a single day reaches certain thresholds (e.g., 7%, 13%, and 20%). Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.
•Foreign Securities Risk. Investments in securities of non-U.S. companies, including ADRs, involve certain risks that may not be present with investments in securities of U.S. companies. For example, investments in non-U.S. companies may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting, and investor protection standards than U.S. issuers. Investments in non-U.S. companies also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares. Conversely, Shares may trade on days when foreign exchanges are closed. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
•Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.
◦Canada-Specific Risk. Investment in Canadian issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to Canada. The Canadian economy is reliant on the sale of natural resources and commodities, which can pose risks such as the fluctuation of prices and the variability of demand for exportation of such products. Changes in spending on Canadian products by other countries or changes in the other countries’ economies may cause a significant impact on the Canadian economy. In particular, the Canadian economy is heavily dependent on relationships with certain key
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trading partners, including the United States and China. The United States is Canada’s largest trading and investment partner, and the Canadian economy is significantly affected by developments in the U.S. economy. Any downturn in the U.S. or Chinese economic activity is likely to have an adverse impact on the Canadian economy and may adversely affect the Fund.
•Growth Investing Risk. Growth stocks can be volatile for several reasons. Since growth companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.
•Investment Company Risk. The risks of investing in investment companies, such as ETFs, typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Fund may be subject to statutory limits with respect to the amount it can invest in other ETFs, which may adversely affect the Fund’s ability to achieve its investment objective. ETFs may be less liquid than other investments, and thus their share values more volatile than the values of the investments they hold. Investments in ETFs also are subject to the “ETF Risks” described above.
•Limited Operating History Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
•Management Risk. The Fund is actively managed and uses proprietary investment strategies and processes. There can be no guarantee that the Adviser’s judgments about the attractiveness, value and potential appreciation of particular investments and strategies for the Fund will be correct or produce the desired results, and there is no guarantee that the Fund will achieve its investment objective or outperform other investment strategies over the short- or long-term market cycles. If the Adviser fails to accurately evaluate market risk or appropriately react to current and developing market conditions, the Fund’s share price may be adversely affected. Securities selected by the Adviser may not perform as expected. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.
•Market Capitalization Risk.
◦Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and, therefore, subject to slower growth during times of economic expansion. Large-capitalization companies also may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
◦Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole. Some medium capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.
◦Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of economic, political and global macro factors, including public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, spread of infectious diseases or other public health issues, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, which could have an adverse effect on the Fund.
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The COVID-19 pandemic has significantly impacted economies and markets around the world, including the United States. The pandemic has resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, supply chain disruptions, and so-called “stay-at-home” orders throughout much of the United States and many other countries. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Some sectors of the economy and individual issuers have experienced particularly large losses. Such disruptions may continue for an extended period of time or reoccur in the future to a similar or greater extent. Liquidity for many instruments has been greatly reduced for periods of time. In response to these disruptions, the U.S. government and the Federal Reserve have taken extraordinary actions to support the domestic economy and financial markets. It is unknown how long circumstances related to the COVID-19 pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
•Models and Data Risk. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on Models and Data, the Adviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful.
Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
•Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
•Style Risk. If at any time the market is not favoring the Fund’s growth investment style, the Fund’s gains may not be as big as, or its losses may be bigger than, those of other funds using different investment styles.
•Temporary Defensive Position Risk. If the Fund takes a temporary defensive position, it may invest all or a large portion of its assets in cash and/or cash equivalents. If the Fund takes a temporary defensive position, it may not achieve its investment objective.
PORTFOLIO HOLDINGS INFORMATION
Information about the Fund’s daily portfolio holdings is available at www.etf.grizzle.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (the “SAI”).
MANAGEMENT
Investment Adviser
Grizzle Investment Management LLC, located at 573 Coldstream Drive, Berwyn, Pennsylvania 19312, serves as the investment adviser for the Fund. The Adviser oversees the day-to-day operations of the Fund, subject to the general supervision and oversight of the Board. The Adviser also arranges for sub-advisory, transfer agency, custody, fund administration, distribution and all other services necessary for the Fund to operate. The Adviser is an SEC-registered investment adviser. As of November 30, 2022, the assets managed by the Adviser are only those of the Fund.
The Adviser continuously reviews, supervises, and administers the Fund’s investment program. In particular, the Adviser provides investment and operational oversight of the Sub-Adviser. The Board supervises the Adviser and establishes policies that the Adviser must follow in its day-to-day management activities. For the services it provides to the Fund, the Adviser is entitled to a unified management fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.
Pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”), the Adviser has agreed to pay all expenses of the Fund except the fee payable to the Adviser under the Advisory Agreement, interest charges on any borrowings, dividends, and other expenses on securities sold short, taxes, brokerage commissions and other expenses
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incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). The Adviser, in turn, compensates the Sub-Adviser from the management fee it receives.
The basis for the Board’s approval of the Advisory Agreement is included in the Fund’s Semi-Annual Report to Shareholders for the period ended January 31, 2022.
Investment Sub-Adviser
Exchange Traded Concepts, LLC, an Oklahoma limited liability company located at 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120, is responsible for the day-to-day management of the Fund. An SEC-registered investment adviser formed in 2018, the Sub-Adviser is majority owned and controlled by Cottonwood ETF Holdings LLC. As of August 31, 2022, the Sub-Adviser had approximately $5.05 billion under management.
Pursuant to an investment sub-advisory agreement between the Trust, on behalf of the Fund, the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing or reconstitution of the Fund, subject to the supervision of the Adviser and the Board. For its services, the Sub-Adviser is entitled to a fee, payable by the Adviser, which fee is calculated daily and paid monthly, at an annual rate of 0.05% based on the average daily net assets of the Fund.
The basis for the Board’s approval of the Sub-Advisory Agreement is included in the Fund’s Semi-Annual Report to Shareholders for the period ended January 31, 2022.
Portfolio Managers
The below individuals are jointly and primarily responsible for day-to-day management of the Fund’s portfolio.
Thomas George co-founded the Adviser in 2021. He began his career in 2002 at TD Asset Management. During his time at TD Asset Management, he held various roles, including Head of Resource Investments, Head of ESG Research and Investing and Portfolio Manager of the TD Resource Fund, TD Energy Fund, TD Precious Metals Fund, TD Sustainability Fund and TD PIC North American SRI Fund. Mr. George graduated from The University of Waterloo in 2002 with an Honors Bachelors in Environmental Engineering. He is a CFA Charterholder.
Scott Willis co-founded the Adviser in 2021. He began his career at BNY Mellon, managing portfolios for ultra-high net worth individuals. Mr. Willis later joined Credit Suisse, where he was an analyst covering the energy sector with a focus on exploration and production, refining and oilfield services. He later joined TD Asset Management, where he was a fixed income analyst covering the energy, industrials and transportation sectors. Mr. Willis graduated from Bucknell University in 2006 with a degree in Economics. He is a CFA Charterholder.
The Fund’s SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of Shares.
Other Service Providers
Foreside Fund Services, LLC (the “Distributor”) serves as the principal underwriter and distributor of the Fund’s Shares. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor will not distribute shares in less than whole Creation Units, and it does not maintain a secondary market in the Shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund and is not affiliated with the Adviser, Sub-Adviser, or any of their respective affiliates.
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the administrator and transfer agent for the Fund.
U.S. Bank National Association, located at 1555 N. Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian for the Fund.
Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, N.W., Washington, D.C. 20004, serves as legal counsel to the Trust.
Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.
HOW TO BUY AND SELL SHARES
The Fund issues and redeems Shares only in Creation Units at the NAV per share next determined after receipt of an order from an AP. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund,
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at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.
Most investors buy and sell Shares in secondary market transactions through brokers. Individual Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.
When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (the “DTC”) or its nominee is the record owner of all outstanding Shares.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.
Frequent Purchases and Redemptions of Shares
The Fund imposes no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly from the Fund, are an essential part of the ETF process and help keep Share trading prices in line with NAV. As such, the Fund accommodates frequent purchases and redemptions by APs. However, frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and lead to the realization of capital gains. The Fund’s fair valuation of its holdings consistent with the 1940 Act and Rule 2a-5 thereunder and its ability to impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades help to minimize the potential adverse consequences of frequent purchases and redemptions. In addition, the Fund and the Adviser reserve the right to reject any purchase order at their discretion.
Determination of Net Asset Value
The Fund’s NAV is calculated as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m. Eastern time, each day the NYSE is open for business. The NAV is calculated by dividing the Fund’s net assets by its Shares outstanding.
In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. In particular, the Fund generally values equity securities at their readily available market quotations. If such information is not available for a security held by the Fund or is determined to be unreliable, the security will be valued by the Adviser at fair value pursuant to procedures established by the Adviser and approved by the Board (as described below).
Fair Value Pricing
The Adviser has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. In its capacity as valuation designee, the Adviser has adopted procedures and methodologies to fair value Fund securities whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) a security has been de-listed or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading. Generally, when fair valuing a security held by the Fund, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith and in accordance with the fair value methodologies established by the Adviser. Due to the subjective and variable nature of determining the fair value of a security or other investment, there can be no assurance that the Adviser’s determined fair value will match or closely correlate to any market quotation that subsequently becomes available or the price quoted or published by other sources. In addition, the Fund may not be able to obtain the fair value assigned to an investment if the Fund were to sell such investment at or near the time its fair value is determined.
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Investments by Registered Investment Companies
Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions, including that such investment companies enter into an agreement with the Fund.
DIVIDENDS, DISTRIBUTIONS, AND TAXES
Dividends and Distributions
The Fund intends to pay out dividends, if any, and distribute any net realized capital gains to its shareholders at least annually. The Fund will declare and pay capital gain distributions in cash, if any. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.
Taxes
The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax adviser about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws. This summary does not apply to Shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to Shares held in such accounts may, however, be taxable at some time in the future. This summary is based on current tax laws, which may change.
The Fund intends to elect and to qualify each year for treatment as a regulated investment company (a “RIC”) within the meaning of Subchapter M of the Internal Revenue Code. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.
Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (APs only).
Taxes on Distributions
The Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.
Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. Certain of the Fund’s investment strategies may limit its ability to distribute dividends eligible for the dividends received deduction for corporate shareholders.
Shortly after the close of each calendar year, you will be informed of the amount and character of any distributions received from the Fund.
In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).
You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.
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If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Gains from the sale or other disposition of your Shares from non-U.S. shareholders generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if a tax treaty applies.
Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.
Under the “backup withholding” provisions of the Internal Revenue Code, the Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage (currently 24%) of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a holder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.
Taxes When Shares Are Sold on the Exchange
Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares of the Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the disposition of Shares. The ability to deduct capital losses may be limited.
The cost basis of Shares of the Fund acquired by purchase will generally be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Internal Revenue Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
Taxes on Purchases and Redemptions of Creation Units
An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered, plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The Internal Revenue Service may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market its holdings) or on the basis that there has been no significant change in economic position. APs exchanging securities should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible.
The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.
Net Investment Income Tax
U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
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Foreign Investments by the Fund
Interest and other income received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If as of the close of a taxable year more than 50% of the value of the Fund’s assets consists of certain foreign stock or securities, the Fund will be eligible to elect to “pass through” to investors the amount of foreign income and similar taxes (including withholding taxes) paid by the Fund during that taxable year. This means that investors would be considered to have received as additional income their respective shares of such foreign taxes, but may be entitled to either a corresponding tax deduction in calculating taxable income, or, subject to certain limitations, a credit in calculating federal income tax. If the Fund does not so elect, it will be entitled to claim a deduction for certain foreign taxes incurred by the Fund. The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.
Investments in Complex Securities
Certain of the Fund’s investments may be subject to complex provisions of the Internal Revenue Code that, among other things, may affect the Fund’s ability to qualify as a RIC, may affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding income and excise taxes.
The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax adviser about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.
DISTRIBUTION PLAN
The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.
No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
PREMIUM/DISCOUNT INFORMATION
Information regarding how often Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV per share is available on the Fund’s website at www.etf.grizzle.com.
ADDITIONAL NOTICES
Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing, or trading of Shares.
Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.
The Adviser, the Sub-Adviser, and the Fund make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.
FINANCIAL HIGHLIGHTS
The following financial highlights table shows the financial performance information for the Fund’s five most recent fiscal years (or the life of the Fund, if shorter). Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that you would have earned or lost on an investment in the Fund (assuming you reinvested all distributions). This information has been audited by Cohen & Company, Ltd., the independent registered public accounting firm of the Fund, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.
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For a Share Outstanding Throughout the Period

Period Ended July 31, 2022(1)
Net Asset Value, Beginning of Period	$24.39

Income (Loss) from Investment Operations:
Net investment income(2)	0.20
Net realized and unrealized gain (loss)	(1.29)(7)
Total from investment operations	(1.09)

Net Asset Value, End of Period	$23.30

Total Return, at NAV(3)(4)	-4.47%
Total Return, at Market(3)(4)	-4.43%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$1,864

Ratio of expenses to average net assets(5)	0.75%
Ratio of net investment income to average net assets(5)	1.37%
Portfolio turnover rate(4)(6)	102%
(1)    The Fund commenced investment operations on December 16, 2021.
(2)     Per share net investment income was calculated using average shares outstanding.
(3)     Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)     Not annualized for periods less than one year.
(5)     Annualized for periods less than one year.
(6)     Excludes in-kind transactions associated with creations of the Fund.
(7)     Due to timing of capital share transactions, the per share amount of net realized and unrealized gain (loss) on investments varies from the amounts shown in the Statement of Operations.

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Grizzle Growth ETF

Adviser	Grizzle Investment Management LLC 573 Coldstream Drive Berwyn, Pennsylvania 19312	Sub-Adviser	Exchange Traded Concepts, LLC 10900 Hefner Pointe Drive, Suite 400 Oklahoma City, Oklahoma 73120
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101	Transfer Agent and Administrator	U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202
Legal Counsel	Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, NW Washington, DC 20004-2541	Custodian	U.S. Bank National Association 1555 North Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, Ohio 44115
Investors may find more information about the Fund in the following documents:
Statement of Additional Information: The Fund’s SAI provides additional details about the investments of the Fund and certain other additional information. The SAI is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally considered a part of this Prospectus.
Annual/Semi-Annual Reports: Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
You can obtain free copies of these documents, request other information or make general inquiries about the Fund by contacting the Fund at c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1-800-617-0004.
Shareholder reports and other information about the Fund also are available:
•Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov;
•Free of charge from the Fund’s Internet web site at www.etf.grizzle.com; or
•For a fee, by e-mail request to publicinfo@sec.gov.

(SEC Investment Company Act File No. 811-23226)

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Grizzle Growth ETF (GRZZ)
a series of Listed Funds Trust

Principal U.S. Listing Exchange: NYSE Arca, Inc.

STATEMENT OF ADDITIONAL INFORMATION
November 30, 2022
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus dated November 30, 2022, as may be supplemented from time to time (the “Prospectus”), of the Grizzle Growth ETF (the “Fund”), a series of Listed Funds Trust (the “Trust”). Capitalized terms used in this SAI that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained, without charge, by calling the Fund at 1-800-617-0004, visiting www.etf.grizzle.com, or writing to the Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.
The Fund’s audited financial statements for the most recent fiscal year are incorporated into this SAI by reference to the Fund’s most recent Annual Report to Shareholders (File No. 811-23226). You may obtain a copy of the Fund’s Annual Report at no charge by contacting the Fund at the address or phone number noted above.
1

2

GENERAL INFORMATION ABOUT THE TRUST
The Trust is an open-end management investment company consisting of multiple investment series. This SAI relates only to the Fund. The Trust was organized as a Delaware statutory trust on August 26, 2016. The Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations adopted thereunder, as amended, the “1940 Act”), as an open-end management investment company, and the offering of the Fund’s shares (the “Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Trust is governed by its Board of Trustees (the “Board”).
Grizzle Investment Management LLC (the “Adviser”) serves as the Fund’s investment adviser, and Exchange Traded Concepts, LLC (the “Sub-Adviser”) serves as the Fund’s investment sub-adviser.
The Fund offers and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security or other instrument in the Fund’s portfolio. Shares are listed on the NYSE Arca, Inc. (the “Exchange”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares also are redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. A Creation Unit of the Fund generally consists of 10,000 Shares, though this may change from time to time. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.
Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE, POLICIES, AND RELATED RISKS
The Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.
With respect to the Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.
NON-DIVERSIFICATION
The Fund is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its total assets that may be invested in the securities of a single issuer. This means that the Fund may invest a greater portion of its total assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. This may have an adverse effect on the Fund’s performance or subject the Fund’s Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, the Fund may hold the securities of a single issuer in an amount exceeding 10% of the value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”). In particular, as the Fund’s size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float as compared to other components of the Fund’s portfolio.
Although the Fund is non-diversified for purposes of the 1940 Act, the Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” (a “RIC”) for purposes of the Code. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective. To qualify as a RIC under the Code, the Fund must meet the Diversification Requirement described in the section titled “Federal Income Taxes” in this SAI.
GENERAL RISKS
The value of the Fund’s portfolio securities may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. An investor in the Fund could lose money over short or long periods of time.
There can be no guarantee that a liquid market for the securities held by the Fund will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.
Cybersecurity Risk. Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber-attacks affecting the Fund or the Adviser, Sub-Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund also may incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such portfolio companies to lose value.
Recent Events. Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and in many cases unprecedented volatility and severe losses due to the pandemic caused by COVID‑19, a novel coronavirus. The pandemic has resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, supply chain disruptions, and so-called “stay-at-home” orders throughout much of the United States and many other countries. The fall-out from these disruptions has included the rapid closure of businesses deemed “non-essential” by federal, state, or local governments and rapidly increasing unemployment, as well as greatly reduced liquidity for certain instruments at times. Some sectors of the economy and individual issuers have experienced particularly large losses. Such disruptions may continue for an extended period of time or reoccur in the future to a similar or greater extent. In response, the U.S. government and the Federal Reserve have taken extraordinary actions to support the domestic economy and financial markets. It is unknown how long circumstances related to the COVID-19 pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other pandemics or epidemics in the future could adversely affect Fund performance.
DESCRIPTION OF PERMITTED INVESTMENTS
The following are descriptions of the Fund’s permitted investments and investment practices and the associated risk factors. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund’s investment objective and permitted by the Fund’s stated investment policies.
Borrowing
Although the Fund does not intend to borrow money, the Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund may borrow up to one-third (1/3) of its total assets. The Fund will borrow money only for short-term or emergency purposes. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the borrowing Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
Depositary Receipts
To the extent the Fund invests in stocks of foreign corporations, the Fund’s investment in securities of foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. American Depositary Receipts (“ADRs”) are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by U.S. banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States.
Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”) are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer; however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets, while GDRs are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.
The Fund will not invest in any unlisted depositary receipts or any depositary receipt that the Adviser or Sub-Adviser deems to be illiquid or for which pricing information is not readily available. In addition, all depositary receipts generally must be sponsored. However, the Fund may invest in unsponsored depositary receipts under certain limited circumstances. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the value of the depositary receipts.

Equity Securities
Equity securities, such as the common stock of an issuer, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in the Fund’s portfolio also may cause the value of the Fund’s Shares to decline.
An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Fund’s portfolio securities and therefore a decrease in the value of Shares).
Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.
Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.
Types of Equity Securities:
Common Stocks — Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.
Preferred Stocks — Preferred stocks also are units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.
Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.
Rights and Warrants — A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.
An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.
Large-Capitalization Companies — Investments in large-capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large-capitalization companies could trail the returns on investments in stocks of small- and mid-capitalization companies.
Small- and Mid-Capitalization Companies — The securities of small- and mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small- and mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small- or mid-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning small- and mid-capitalization companies than for larger, more established companies. Small- and mid-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.
Tracking Stocks — A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.
Illiquid Investments
The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of the Fund’s net assets, certain remedial actions will be taken as required by Rule 22e-4 under the 1940 Act and the Fund’s policies and procedures.
The Fund may not be able to sell illiquid securities when its Adviser or Sub-Adviser, as applicable, considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.
Investment Company Securities
The Fund may invest in the securities of other investment companies, including exchange-traded funds (“ETFs”) and money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act and the rules thereunder. Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. Under certain circumstances, including in compliance with Rule 12d1-4 under the 1940 Act, the Fund may invest its assets in securities of investment companies, including money market funds, in excess of the limits discussed above.
Investing in another pooled vehicle exposes the Fund to all the risks of that pooled vehicle. In addition, if the Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.
Options
The Fund may purchase and write (sell) put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.
Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.
All options written on indices or securities must be covered. The SEC staff has indicated that a written call option on a security may be covered if the fund (1) owns the security underlying the call until the option is exercised or expires, (2) holds an American-style call on the same security as the call written with an exercise price (i) no greater than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the fund in cash or other liquid assets designated on the fund’s records or placed in a segregated account with the fund’s custodian, (3) has an absolute and immediate right to acquire the security without additional cost (or if additional consideration is required, cash or other liquid assets in such amount have been segregated), or (4) segregates cash or other liquid assets on the fund’s records or with the custodian in an amount equal to (when added to any margin on deposit) the current market value of the call option, but not less than the exercise price, marked to market daily. If the call option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price or pay the difference. The seller’s obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.
All put options written by the Fund will be covered by (1) segregating cash, cash equivalents, such as U.S. Treasury securities or overnight repurchase agreements, or other liquid assets on the Fund’s records or with the custodian having a value at least equal to exercise price of the option (less cash received, if any) or (2) holding a put option on the same security as the option written where the exercise price of the written put option is (i) equal to or higher than the exercise price of the option written or (ii) less than the exercise price of the option written provided the Fund segregates cash or other liquid assets in the amount of the difference.
The Fund may trade put and call options on securities, securities indices and currencies, as the Adviser determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations.
The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Fund may enter into a “closing transaction,” which is simply the purchase of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.
The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.
The Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.
The Fund may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.
The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.
Risks associated with options transactions include (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them, (3) there may not be a liquid secondary market for options, and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.
Real Estate Investment Trusts (“REITs”)
A U.S. REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and, in general, distribute annually 90% or more of its taxable income (other than net capital gains) to shareholders.
REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings (e.g., commercial equity REITs and residential equity REITs); a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.
REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.
Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.
In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the favorable U.S. federal income tax treatment generally available to REITs under the Code or fail to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Repurchase Agreements
The Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which the Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.
In these repurchase agreement transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of the Fund’s net assets will be invested in illiquid investments, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.
The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.
Securities Lending
The Fund may lend portfolio securities in an amount up to one-third of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund’s loans permit it to reacquire loaned securities on five business days’ notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Fund may pay fees to arrange for securities loans.
The SEC currently requires that the following conditions must be met whenever the Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs; and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification. Such loans will be terminable at any time upon specified notice. The Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In addition, the Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, the Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, the Fund will have to cover the loss when repaying the collateral.
Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.
Short-Term Instruments
The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” by S&P or, if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Swap Agreements
The Fund intends to enter into swap agreements, including total return swaps. The Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested in a basket of securities representing a particular index). Total return swaps are swap agreements in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, to seek exposure to certain securities.
Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. Because they are two-party contracts which may have terms of greater than seven days, swap agreements may be considered to be illiquid for purposes of the Fund’s illiquid investment limitations. The Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.
The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.
Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The Fund will earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap.
Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make. If a swap counterparty defaults, the Fund’s risk of loss consists of the net amount of payments the Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Fund and the Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the OTC market. The Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.
The use of swap agreements is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
U.S. Government Securities
The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).
Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass- through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi- annually and repay the principal at maturity.
On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.
The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due. This increase also has necessitated the need for the U.S. Congress to negotiate adjustments to the statutory debt limit to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade at that time, S&P cited, among other reasons, controversy over raising the statutory debt limit and growth in public spending. An increase in national debt levels also may necessitate the need for the U.S. Congress to negotiate adjustments to the statutory debt ceiling to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. Future downgrades could increase volatility in domestic and foreign financial markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. Any controversy or ongoing uncertainty regarding the statutory debt ceiling negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected.
INVESTMENT RESTRICTIONS
The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.
Except with the approval of a majority of the outstanding voting securities, the Fund may not:
1.Borrow money, except to the extent permitted by the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.
2.Issue senior securities, except to the extent permitted by the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.
3.Engage in the business of underwriting securities except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.
4.Purchase or sell real estate, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.
5.Purchase or sell commodities, contracts relating to commodities or options on contracts relating to commodities except to the extent permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief. This policy shall not prevent the Fund from purchasing or selling foreign currency or purchasing, selling or entering into futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments as currently exist or may in the future be developed.
6.Make loans, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.
7.Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, investment companies and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitation with respect to the borrowing of money will be observed continuously.
EXCHANGE LISTING AND TRADING
Shares are listed for trading and trade throughout the day on the Exchange.
There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the Shares under any of the following circumstances: (i) if any of the requirements set forth in the Exchange rules are not continuously maintained, including compliance with Rule 6c-11(c) under the 1940 Act; (ii) if, following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund; or (iii) if such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.
The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

MANAGEMENT OF THE TRUST
Board Responsibilities. The management and affairs of the Trust and its series are overseen by the Board, which elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Fund. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.
The day-to-day business of the Trust, including the management of risk, is performed by third-party service providers, such as the Adviser, the Sub-Adviser, the Distributor, and the Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.
The Board’s role in risk oversight begins before the inception of the Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objective, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Adviser and Sub-Adviser provide the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function of various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser, Sub-Adviser, and other service providers such as the Fund’s independent registered public accounting firm, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.
The Board is responsible for overseeing the nature, extent, and quality of the services provided to the Fund by the Adviser and the Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Advisory Agreement with the Adviser and the Sub-Advisory Agreement with the Sub-Adviser, the Board or its designee may meet with the Adviser and/or the Sub-Adviser to review such services. Among other things, the Board regularly considers the Adviser’s and the Sub-Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s performance and investments, including, for example, portfolio holdings schedules.
The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund, Adviser, and Sub-Adviser’s risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and the Sub-Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.
The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the Fund’s independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.
From their review of these reports and discussions with the Adviser, the Sub-Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.
The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser, Sub-Adviser, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are four members of the Board, three of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). The Chairman of the Board, Paul R. Fearday, is an interested person of the Trust as that term is defined in the 1940 Act.
The Board is comprised of a super-majority (75 percent) of Independent Trustees. There is an Audit Committee of the Board that is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Audit Committee chair presides at the Audit Committee meetings, participates in formulating agendas for Audit Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Audit Committee as set forth in its Board-approved charter. The Trust has not designated a lead Independent Trustee but has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees of the Trust constitute a super-majority of the Board, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.
Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
John L. Jacobs Year of birth: 1959	Trustee and Audit Committee Chair	Indefinite term; since 2017	Chairman of Alerian, Inc. (since June 2018); Founder and CEO of Q3 Advisors, LLC (financial consulting firm) (since 2015); Executive Director of Center for Financial Markets and Policy (2016–2022); Distinguished Policy Fellow and Executive Director, Center for Financial Markets and Policy, Georgetown University (2015–2022); Senior Advisor, Nasdaq OMX Group (2015–2016); Executive Vice President, Nasdaq OMX Group (2013–2015)	51
Independent Trustee, SHP ETF Trust (since 2021) (2 portfolios); Director, tZERO Group, Inc. (since 2020); Independent Trustee, Procure ETF Trust II (since 2018) (1 portfolio); Independent Trustee, Horizons ETF Trust I (2015-2019)

Koji Felton Year of birth: 1961	Trustee	Indefinite term; since 2019	Retired; formerly Counsel, Kohlberg Kravis Roberts & Co. L.P. (investment firm) (2013–2015); Counsel, Dechert LLP (law firm) (2011–2013)	51	Independent Trustee, Series Portfolios Trust (since 2015) (10 portfolios)
Pamela H. Conroy Year of birth: 1961	Trustee and Nominating and Governance Committee Chair	Indefinite term; since 2019	Retired; formerly Executive Vice President, Chief Operating Officer & Chief Compliance Officer, Institutional Capital Corporation (investment firm) (1994–2008)	51	Independent Trustee, Frontier Funds, Inc. (since 2020) (6 portfolios)
Interested Trustee**
Paul R. Fearday, CPA Year of birth: 1979	Trustee and Chairman	Indefinite term; since 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2008)	51	None
*    The Trust is the only registered investment company in the Fund Complex.
**    Mr. Fearday is deemed to be an “interested person” of the Trust under the 1940 Act by reason of his position with the Trust’s administrator, U.S. Bancorp Fund Services, LLC, which also provides other third-party services to the Trust.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.
The Trust has concluded that Mr. Jacobs should serve as a Trustee because of his substantial industry experience. He most recently served as the CEO of Q3 Advisors, LLC and as the Distinguished Policy Fellow and Executive Director of the Center for Financial Markets and Policy, and as Adjunct Professor of Finance at the McDonough School of Business at Georgetown University. He also served as Senior Advisor and principal consultant to Nasdaq’s CEO and President. Mr. Jacobs has been determined to qualify as an Audit Committee Financial Expert for the Trust.
The Trust has concluded that Mr. Felton should serve as a Trustee because of his substantial industry experience, including over two decades working in the asset management industry providing legal, regulatory compliance, governance and risk management advice to registered investment companies, their advisers and boards. Prior to that, he gained experience and perspective as a regulator while serving as an enforcement attorney and branch chief for the SEC. He also represented public companies and their boards of directors in securities class actions, derivative litigation and SEC investigations as a litigation associate at a national law firm. Mr. Felton currently serves as an independent trustee and chair of the nominating and governance committee of a mutual fund complex.
The Trust has concluded that Ms. Conroy should serve as a Trustee because of her substantial industry experience, including over 25 years of achievements at both a large, multi-location financial institution as well as a small, entrepreneurial firm. She has expertise in all facets of portfolio accounting, securities processing, trading operations, marketing, as well as legal and compliance.
The Trust has concluded that Mr. Fearday should serve as Trustee because of the experience he gained as a senior officer of U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, since 2008, and in his past role with a national audit firm.
In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the series of the Trust.
Board Committees. The Board has established the following standing committees of the Board:
Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Fund’s independent registered public accounting firm and when and whether to terminate this relationship, as necessary; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and other audit related matters. During the Fund’s fiscal period ended July 31, 2022, the Audit Committee met two times.
The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).
Nominating and Governance Committee. The Board has a standing Nominating and Governance Committee that is composed of each of the Independent Trustees of the Trust. The Nominating and Governance Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating and Governance Committee is to consider, recommend and nominate candidates to fill vacancies on the Board, if any. The Nominating and Governance Committee generally will not consider nominees recommended by shareholders. The Nominating and Governance Committee meets periodically, as necessary. During the fiscal period ended July 31, 2022, the Nominating and Governance Committee met once.
Principal Officers of the Trust
The officers of the Trust conduct and supervise the Trust’s and the Fund’s daily business. The address of each officer of the Trust is c/

o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, Wisconsin 53202. Additional information about each officer of the Trust is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Gregory Bakken Year of birth: 1983	President and Principal Executive Officer	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2006)
Travis G. Babich Year of birth: 1980	Treasurer and Principal Financial Officer	Indefinite term, September 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2005)
Kacie G. Briody Year of birth: 1992	Assistant Treasurer	Indefinite term, March 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2021); Officer, U.S. Bancorp Fund Services, LLC (2014 to 2021)
Kent Barnes Year of birth: 1968	Secretary	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2018); Chief Compliance Officer, Rafferty Asset Management, LLC (2016 to 2018); Vice President, U.S. Bancorp Fund Services, LLC (2007 to 2016)
Christi C. James Year of birth: 1974	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term, July 2022
Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Principal Consultant, ACA Group (2021 to 2022); Lead Manager, Communications Compliance, T. Rowe Price Investment Services, Inc. (2018 to 2021); Compliance & Legal Manager, CR Group LP (2017 to 2018)

Joshua J. Hinderliter Year of birth: 1983	Assistant Secretary	Indefinite term, May 2022	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Managing Associate, Thompson Hine LLP (2016 to 2022)
Trustee Ownership of Shares. The Fund is required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares and each other series of the Trust as of the end of the most recently completely calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As of December 31, 2021, no Trustee or officer of the Trust owned Shares of the Fund or any other fund within the Trust’s Fund Complex.
Board Compensation. Effective January 1, 2022, each Independent Trustee receives an annual stipend of $60,000 and reimbursement for all reasonable travel expenses relating to their attendance at Board Meetings. The chair of the Audit Committee receives an annual stipend of $5,000 and the chair of the Nominating and Governance Committee receives an annual stipend of $2,500. The Interested Trustee is not compensated for his service as a Trustee. The following table shows the compensation earned by each Trustee during the fiscal period ended July 31, 2022.

Name	Aggregate Compensation From the Fund	Total Compensation From Fund Complex* Paid to Trustees
Interested Trustee
Paul R. Fearday	$0	$0
Independent Trustees
John L. Jacobs	$0	$32,500
Koji Felton	$0	$30,000
Pamela H. Conroy	$0	$31,250
*    The Trust is the only registered investment company in the Fund Complex.
PRINCIPAL SHAREHOLDERS, CONTROL PERSONS, AND MANAGEMENT OWNERSHIP
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. As of October 31, 2022, no Trustees and officers of the Trust owned Shares of the Fund, and the following shareholders were considered to be principal shareholders and control persons of the Fund:

Name and Address	% Ownership	Type of Ownership
Goldman Sachs Asset Management, L.P. 200 West Street New York, NY 10282	24.19%	Record
TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	22.29%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	15.67%	Record
Pershing, LLC P.O. Box 2052 Jersey City,NJ 07303-2052	15.27%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.62%	Record
Bank of America Four World Financial Center 250 Vesey Street New York, NY 10281	4.92%	Record
CODES OF ETHICS
The Trust, the Adviser and the Sub-Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust, the Adviser and the Sub-Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which also may be held by persons subject to the codes of ethics). Each code of ethics permits personnel subject to that code of ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Fund. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust, the Adviser or the Sub-Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust, the Adviser or the Sub-Adviser.
There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at https://www.sec.gov.
PROXY VOTING POLICIES
The Fund has delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight, and the Adviser has, in turn, delegated such responsibilities to the Sub-Adviser, subject to the Adviser’s and Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Sub-Adviser has adopted proxy voting policies and guidelines for this purpose (“Proxy Voting Policies”) and has engaged a third-party proxy solicitation firm to assist with voting proxies in a timely manner. The Trust’s Chief Compliance Officer is responsible for monitoring the effectiveness of the Proxy Voting Policies. The Proxy Voting Policies have been adopted by the Trust as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Fund.
In the absence of a conflict of interest, the Sub-Adviser will generally vote “for” routine proposals, such as the election of directors, approval of auditors, and amendments or revisions to corporate documents to eliminate outdated or unnecessary provisions. Unusual or disputed proposals will be reviewed and voted on a case-by-case basis.
The Proxy Voting Policies address, among other things, material conflicts of interest that may arise between the interests of the Fund and the interests of the Adviser and Sub-Adviser. The Proxy Voting Policies will ensure that all issues brought to shareholders are analyzed in light of the Adviser’s and Sub-Adviser’s fiduciary responsibilities.
When available, information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling 800-617-0004, and (2) on the SEC’s website at https://www.sec.gov.

MANAGEMENT
Investment Adviser
Grizzle Investment Management LLC, a Delaware limited liability company, serves as the investment adviser to the Fund. The Adviser is located at 573 Coldstream Drive, Berwyn, Pennsylvania 19312.
The Adviser provides investment advice to the Fund and manages the day-to-day operations of the Fund, subject to the general supervision and oversight of the Board of the Trust. The Adviser is responsible for the investment and reinvestment of the assets of the Fund in accordance with the investment objective, policies, and limitations of the Fund. In addition, the Adviser arranges for transfer agency, custody, fund administration, distribution, and all other services necessary for the Fund to operate. For the services it provides to the Fund, the Adviser is entitled to a unified management fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.
Pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”), the Adviser has agreed to pay all expenses of the Fund except the fee payable to the Adviser under the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, , and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Adviser, in turn, compensates the Sub-Adviser from the management fee it receives from the Fund.
For the fiscal period December 16, 2021 (commencement of operations) through July 31, 2022, the Fund paid the following advisory fees to the Adviser:

Advisory Fee Paid During Fiscal Period Ended July 31, 2022
$4,975

Investment Sub-Adviser
Exchange Traded Concepts, LLC, an Oklahoma limited liability company located at 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120, serves as the sub-adviser to the Fund. The Sub-Adviser is majority owned by Cottonwood ETF Holdings LLC.
Pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of the Fund’s portfolio, subject to the supervision of the Adviser and the Board. For its services, the Sub-Adviser is entitled to a fee by the Adviser, which fee is calculated daily and paid monthly, at an annual rate 0.05% of the Fund’s average daily net assets.
For the fiscal period December 16, 2021 (commencement of operations) through July 31, 2022, the Adviser paid the following sub-advisory fees to the Sub-Adviser:

Sub-Advisory Fee Paid During Fiscal Period Ended July 31, 2022
$4,975

Portfolio Managers
Thomas George and Scott Willis serve as the Fund’s portfolio managers (the “Portfolio Managers”) and are jointly and primarily responsible for day-to-day management of the Fund’s portfolio. This section includes information about the Portfolio Managers, including information about compensation, other accounts managed, and the dollar range of Shares owned.
Share Ownership
The Fund is required to show the dollar ranges of the Portfolio Managers’ “beneficial ownership” of Shares as of the end of the most recently completed fiscal year or a more recent date for a new portfolio manager. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of July 31, 2022, Thomas George owned $219,282, and Scott Willis owned $170,790 of the Fund.
Other Accounts
The Portfolio Managers do not manage any other accounts.

Compensation
Messrs. George and Willis each receive a fixed base salary and have equity ownership in the Adviser that are not tied to the performance of the Fund.
Conflicts of Interest
A portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his/her management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives or strategies as the Fund. A potential conflict of interest may arise as a result, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Adviser manages are fairly and equitably allocated.
DISTRIBUTOR
The Trust and Foreside Fund Services, LLC (the “Distributor”) are parties to a distribution agreement (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust and distributes Shares of the Fund. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is Three Canal Plaza, Suite 100, Portland, Maine 04101.
Under the Distribution Agreement, the Distributor, as agent for the Trust, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).
The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers also may be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).
The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.
Intermediary Compensation. The Adviser, the Sub-Adviser, or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares.
Such compensation may be paid to Intermediaries that provide services to the Fund, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser and the Sub-Adviser will periodically assess the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, also may be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund rather than other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professional if he or she receives similar payments from his or her Intermediary firm.
Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker, or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by the Adviser, the Sub-Adviser, or their affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.

If you have any additional questions, please call 1-800-617-0004.
Distribution and Service Plan. The Board has adopted a Distribution and Service Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. No payments pursuant to the Plan are expected to be made during the twelve (12) month period from the date of this SAI. Rule 12b-1 fees to be paid by the Fund under the Plan may only be imposed after approval by the Board.
Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.
The Plan provides that the Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA’s rules concerning sales charges.
Under the Plan, subject to the limitations of applicable law and regulations, the Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of Shares, including the cost of providing (or paying others to provide) services to beneficial owners of Shares, including, but not limited to, assistance in answering inquiries related to Shareholder accounts; and (vii) such other services and obligations as are set forth in the Distribution Agreement.
TRANSFER AGENT AND ADMINISTRATOR
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Transfer Agent”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s transfer agent and administrator.
Pursuant to a fund servicing agreement between the Trust and Fund Services, Fund Services provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services, and furnishing financial reports. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Shares. As compensation for the administration, accounting and management services, the Adviser pays Fund Services a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. Fund Services also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.
For the fiscal period December 16, 2021 (commencement of operations) through July 31, 2022, the Fund incurred the following administrative fees, which were paid by the Adviser to Fund Services:

Administration Fee Paid During Fiscal Period Ended July 31, 2022
$35,102

CUSTODIAN
Pursuant to a custody agreement between the Trust and U.S. Bank National Association (“U.S. Bank” or the “Custodian”) (the “Custody Agreement”), U.S. Bank, located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of the Fund’s assets. The Custodian holds and administers the assets in the Fund’s portfolio. Pursuant to the Custody Agreement, U.S. Bank receives an annual fee from the Adviser based on the Trust’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian also is entitled to certain out-of-pocket expenses.
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, NW, Washington, DC 20004-2541, serves as legal counsel for the Trust.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm for the Fund.
PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES
The Board has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business and may be available through financial reporting and news services, including publicly available internet web sites. In addition, the composition of the Deposit Securities is publicly disseminated daily prior to the opening of the Exchange via the facilities of the National Securities Clearing Corporation (“NSCC”).
DESCRIPTION OF SHARES
The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares. Each share represents an equal proportionate interest in the Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing Shares will not be issued. Shares, when issued, are fully paid and non-assessable.
Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds in the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Upon the written request of shareholders owning at least 10% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.
LIMITATION OF TRUSTEES’ LIABILITY
The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong doing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Amended and Restated By-laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.
BROKERAGE TRANSACTIONS
The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Sub-Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.
The Sub-Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Sub-Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Sub-Adviser also will use electronic crossing networks (“ECNs”) when appropriate.
Subject to the foregoing policies, brokers or dealers selected to execute the Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units— Creation Transaction Fee” and “—Redemption Transaction Fee”, the Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Fund’s portfolio transactions in connection with such orders.
The Sub-Adviser may use the Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Sub-Adviser does not “pay up” for the value of any such proprietary research. Section 28(e) of the Exchange Act permits the Sub-Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Sub-Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Accordingly, the Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Sub-Adviser, but only if the Sub-Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to: 1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate; 2) cause clients to engage in more securities transactions than would otherwise be optimal; and 3) only recommend brokers that provide soft dollar benefits.
The Sub-Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Sub-Adviser can use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Sub-Adviser’s expenses to the extent that the Sub-Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Sub-Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Sub-Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Sub-Adviser, effectively cross subsidizing the other accounts managed by the Sub-Adviser that benefit directly from the product. The Sub-Adviser may not necessarily use all of the brokerage or research services in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.
The Sub-Adviser is responsible, subject to oversight by the Adviser and the Board, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.
The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.
For the fiscal period December 16, 2021 (commencement of operations) through July 31, 2022, the Fund paid the following brokerage commissions:

Brokerage Commissions Paid During Fiscal Period Ended July 31, 2022
$794

Directed Brokerage. For the fiscal period December 16, 2021 (commencement of operations) through July 31, 2022, the Fund did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Sub-Adviser.
Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser, the Sub-Adviser, or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.
For the fiscal period December 16, 2021 (commencement of operations) through July 31, 2022, the Fund did not pay any brokerage commissions to any registered broker-dealer affiliates of the Fund.
Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of Shares.
For the fiscal period December 16, 2021 (commencement of operations) through July 31, 2022, the Fund did not hold any securities of its “regular broker-dealers.
PORTFOLIO TURNOVER RATE
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. For the fiscal period ended July 31, 2022, the Fund’s portfolio turnover rate was 102%.
BOOK ENTRY ONLY SYSTEM
The Depository Trust Company (“DTC”) acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.
DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system also is available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.
Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as described in the ensuing paragraphs. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.
PURCHASE AND REDEMPTION OF CREATION UNITS
The Fund issues and redeems its shares on a continuous basis, at NAV, only in a large, specified number of shares called a “Creation Unit,” either principally in-kind for securities or in cash for the value of such securities. The NAV of Shares is determined once each Business Day, as described below under “Determination of Net Asset Value.” The Creation Unit size may change. Authorized Participants will be notified of such change.
Purchase (Creation). The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees, if applicable), at the NAV per share next determined after receipt, on any Business Day, of an order in proper form. The NAV of Shares is calculated each Business Day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern time. The Fund will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Fund Deposit. The Fund has adopted policies and procedures governing the process of constructing baskets of Deposit Securities (defined below), Fund Securities (defined below) and/or cash, and acceptance of the same (the “Basket Procedures”). The consideration for purchase of a Creation Unit of the Fund generally consists of either: (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in the Fund’s portfolio and the Cash Component (defined below), computed as described below, or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs may be recoverable from the purchaser of Creation Units.
Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash

Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).
The Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently, 9:30 a.m., Eastern time), the list of the names and the required number of Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.
The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for the Fund may be changed from time to time by the Adviser, in accordance with the Basket Procedures, with a view to the investment objective of the Fund. Information regarding the Fund Deposit necessary for the purchase of a Creation Unit is made available to Authorized Participants and other market participants seeking to transact in Creation Unit aggregations. The composition of the Deposit Securities also may change in response to portfolio adjustments, interest payments and corporate action events.
The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash.
Cash Purchase. The Trust may at its discretion permit full or partial cash purchases of Creation Units of the Fund. When full or partial cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a creation transaction fee and non-standard charges, as may be applicable.
Procedures for Purchase of Creation Units. To be eligible to place orders with the Distributor to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.
All orders to purchase Shares directly from the Fund, including custom orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. With respect to the Fund, the order cut-off time for orders to purchase Creation Units is 4:00 p.m. Eastern time, which time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. In addition, orders to purchase Creation Units on the next Business Day may be submitted as a “Future Dated Trade” between 4:30 p.m. Eastern time and 5:30 p.m. Eastern time on the prior Business Day. Such times may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”
An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.
On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund also will generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Fund, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.
Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. A Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than 12:00 p.m. Eastern time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. The “Settlement Date” for the Fund is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund.
The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.
Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Transfer Agent. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.
In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged and an additional variable charge also may be applied, as described below. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units. The Trust reserves the right to reject an order for Creation Units transmitted in respect of the Fund at its discretion, including, without limitation, if (a) the order is not in proper form or the Fund Deposit delivered does not consist of the securities the Custodian specified; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (c) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent, the Distributor and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Trust or its agents shall communicate to the Authorized Participant its rejection of an order. The Trust, the Transfer Agent, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units. Given the importance of the ongoing issuance of Creation Units to maintaining a market price that is at or close to the underlying NAV of the Fund, the Trust does not intend to suspend the acceptance of orders for Creation Units, unless it believes doing so would be in the best interests of the Fund.
All questions as to the number of shares of each security in the Deposit Securities and the validity form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Unit Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation unit transaction fee for the Fund, regardless of the number of Creation Units created in the transaction, is $300. The Fund may adjust the standard fixed creation unit transaction fee from time to time. The fixed creation unit transaction fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.
In addition, a variable fee, payable to the Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.
Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.
Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.
Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.
Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently, 9:30 a.m., Eastern time) on each Business Day, the list of the names and Share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.
Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or a combination thereof, as determined by the Trust in accordance with the Basket Procedures. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, and additional variable charge as set forth below. In the event that the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.
Cash Redemption. Full or partial cash redemptions of Creation Units will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.
Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Fund, regardless of the number of Creation Units redeemed in the transaction, is $300. The Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.
In addition, a variable fee, payable to the Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate changes to the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.
Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.
Procedures for Redemption of Creation Units. Orders to redeem Creation Units of the Fund must be submitted in proper form to the Transfer Agent prior to 4:00 p.m. Eastern time. In addition, orders to redeem Creation Units on the next Business Day may be submitted as a “Future Dated Trade” between 4:30 p.m. Eastern time and 5:30 p.m. Eastern time on the prior Business Day. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.
The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two business days of the trade date.
The Trust may, in its discretion and in accordance with the Basket Procedures, exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its

Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund also may, in its sole discretion, and in accordance with the Basket Procedures, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.
Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.
Because the portfolio securities of the Fund may trade on other exchanges on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their Shares, or to purchase or sell Shares on the Exchange, on days when the NAV of the Fund could be significantly affecting by events in the relevant foreign markets.
The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
DETERMINATION OF NET ASSET VALUE
NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated by Fund Services and determined at the scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that the NYSE is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.
In calculating the Fund’s NAV per Share, the Fund’s investments are generally valued using market quotations to the extent such market quotations are readily available. If market quotations are not readily available or, are deemed to be unreliable by the Adviser, the Fund will fair value such investments and use the fair value to calculate the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser to perform the fair value determinations for the Fund’s portfolio investments subject to the Board’s oversight. The Adviser has established procedures for its fair valuation of the Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation. The Adviser’s fair value determinations will be carried out in compliance with Rule 2a-5 and based on fair value methodologies established and applied by the Adviser and periodically tested to ensure such methodologies are appropriate and accurate with respect to the Fund’s portfolio investments. The Adviser’s fair value methodologies may involve obtaining inputs and prices from third-party pricing services.
When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others, or the value when trading resumes or is realized upon its sale. There may be multiple methods that can be used to value a portfolio investment when market quotations are not readily available. The value established for any portfolio investment at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations.
DIVIDENDS AND DISTRIBUTIONS
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”
General Policies. Dividends from net investment income, if any, are declared and paid at least annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.
The Fund makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income.
Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the Fund at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.
FEDERAL INCOME TAXES
The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.
The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, foreign or local taxes.
Taxation of the Fund. The Fund intends to elect and to qualify each year to be treated as a RIC under the Code. As such, the Fund should not be subject to federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. To qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least the sum of 90% of its net investment income (generally including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).
To the extent the Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.
Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the fund level rather than at the Trust level.
If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the regular corporate rate without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non- corporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.
The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code. For the fiscal period ended July 31, 2022, the Fund had short-term capital losses of $71,117 remaining which will be carried forward indefinitely to offset future realized capital gains.
The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by the Fund and subject to corporate income tax will be considered to have been distributed. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax but can make no assurances that all such tax liability will be eliminated. The Fund may in certain circumstances be required to liquidate Fund investments to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.
If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.
Taxation of Shareholders – Distributions. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net realized capital gain will be taxable to Fund shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares.
The Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporations, and the portion of dividends which may qualify for treatment as qualified dividend income, which, subject to certain limitations and requirements, is taxable to non-corporate shareholders at rates of up to 20%. Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares.

Qualified dividend income includes, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the Fund from an underlying fund taxable as a RIC or from a REIT may be treated as qualified dividend income generally only to the extent so reported by such underlying fund or REIT. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.
Fund dividends will not be treated as qualified dividend income if the Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, and the shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid. Certain of the Fund’s investment strategies may limit its ability to distribute dividends eligible to be treated as qualified dividend income.

Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

In the case of corporate shareholders, certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to the Fund from other RICs and dividends distributed to the Fund from REITs are generally not eligible for the dividends received deduction. To qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends received deduction with respect to those Shares. Certain of the Fund’s investment strategies may limit its ability to distribute dividends eligible for the dividends received deduction for corporate shareholders.
Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.
Shareholders who have not held Shares for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.
To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.
If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.
Taxation of Shareholders – Sale or Exchange of Shares. A sale or exchange of Shares may give rise to a gain or loss. Assuming a shareholder holds Shares as a capital asset, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.
The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of the Fund may limit the tax efficiency of the Fund. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.
The Trust, on behalf of the Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.
Authorized Participants purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.
Taxation of Shareholders – Net Investment Income Tax. U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
Foreign Investments. Dividends and interest received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. The Fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.
If more than 50% of the value of the Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations or ADRs, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by the Fund as paid by its shareholders. For any year that the Fund is eligible for and makes such an election, each shareholder of the Fund will be required to include in income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their U.S. federal income tax due, if any, or to deduct their portions from their U.S. taxable income, if any. No deductions for foreign taxes paid by the Fund may be claimed, however, by non- corporate shareholders who do not itemize deductions. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments. If the Fund makes the election, the Fund’s shareholders will be notified annually by the Fund (or their broker) of the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If the Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by the Fund.
If the Fund holds shares in a “passive foreign investment company” (“PFIC”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.
The Fund may be eligible to treat a PFIC as a “qualified electing fund” (“QEF”) under the Code in which case, in lieu of the foregoing requirements, the Fund will be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts will be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any gains resulting from such deemed sales as ordinary income and would deduct any losses resulting from such deemed sales as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, is effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this excess income to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the fund level, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Amounts included in income each year by the Fund arising from a QEF election will be “qualifying income” under the Qualifying Income Requirement (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.
Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other financial instruments (such as forward currency contracts and currency swaps), gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of settlement or disposition are also treated as ordinary gain or loss. The gains and losses may increase or decrease the amount of the Fund’s income to be distributed to its shareholders as ordinary income. The Fund may elect out of the application of Section 988 of the Code with respect to the tax treatment of each of its foreign currency forward contracts to the extent that (i) such contract is a capital asset in the hands of the Fund and is not part of a straddle transaction and (ii) the Fund makes an election by the close of the day the contract is entered into to treat the gain or loss attributable to such contract as capital gain or loss.
Tax Treatment of Complex Securities. Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, may affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as a RIC.
Certain derivative investments by the Fund, such as exchange-traded products and over-the-counter derivatives, may not produce qualifying income for purposes of the Qualifying Income Requirement described above, which must be met in order for the Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the Diversification Requirement described above. The Fund intends to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that it is adequately diversified under the Diversification Requirement. The Fund, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Fund's determination of the Diversification Requirement with respect to such derivatives. Failure to satisfy the Diversification Requirement might also result from a determination by the IRS that financial instruments in which the Fund invests are not securities.
The Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.
Offsetting positions held by the Fund involving certain derivative instruments, such as options, forwards, and futures, as well as its long and short positions in portfolio securities, may be considered to constitute “straddles” for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to the straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other positions in straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and are non-Section 1256 Contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.
In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 Contracts. The straddle rules described above also do not apply if all the offsetting positions making up a straddle consist of one or more “qualified covered call options” and the stock to be purchased under the options and the straddle is not part of a larger straddle. A qualified covered call option is generally any option granted by the Fund to purchase stock it holds (or stock it acquires in connection with granting the option) if, among other things, (1) the option is traded on a national securities exchange that is registered with the SEC or other market the IRS determined has rules adequate to carry out the purposes of the applicable Code provision, (2) the option is granted more than 30 days before it expires, (3) the option is not a “deep-in-the-money option,” (4) such option is not granted by an options dealer in connection with the dealer’s activity of dealing in options, and (5) gain or loss with respect to the option is not ordinary income or loss. In addition, the straddle rules could cause distributions from the Fund that would otherwise constitute “qualified dividend income” or qualify for the dividends received deduction to fail to satisfy the applicable holding period requirements.
To the extent the Fund writes options that are not Section 1256 Contracts, the amount of the premium received by the Fund for writing such options is likely to be entirely short-term capital gain to the Fund. In addition, if such an option is closed by the Fund, any gain or loss realized by the Fund as a result of closing the transaction will also generally be short-term capital gain or loss. If such an option is exercised any gain or loss realized by the Fund upon the sale of the underlying security pursuant to such exercise will generally be short-term or long-term capital gain or loss to the Fund depending on the Fund’s holding period for the underlying security.
If the Fund enters into a “constructive sale” of any appreciated financial position in its portfolio, the applicable Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when the Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon the Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon the Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the applicable Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.
Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.
Non-U.S. Shareholders. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.
Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the United States to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.
A non-U.S. entity that invests in the Fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.
Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund if, for example, (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.
The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account.
Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Issues. In those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.
The foregoing discussion is based on U.S. federal tax laws and regulations which are in effect on the date of this SAI. Such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisors concerning their specific situations and the application of foreign, federal, state, or local taxes.
FINANCIAL STATEMENTS
The Annual Report for the Fund for the fiscal period ended July 31, 2022 is a separate document and the financial statements and accompanying notes appearing therein are incorporated by reference into this SAI. You may request a copy of the Fund’s Annual Report at no charge by calling 1-800-617-0004, or through the Fund’s website at www.etf.grizzle.com.

Appendix A
EXCHANGE TRADED CONCEPTS, LLC

PROXY VOTING POLICY AND PROCEDURES

Exchange Traded Concepts (“Exchange Traded Concepts”) recognizes its obligation to vote proxies for investments held by clients over which it exercises discretionary voting authority in the clients’ best interest. Accordingly, Exchange Traded Concepts will vote all proxies and act on all other corporate actions in a timely manner in accordance with these proxy voting policies and procedures (the “Proxy Voting Policies”).

Exchange Traded Concepts acts as fiduciary in relation to the portfolios of ETF Series Solutions (each, a “Fund” and together, the “Funds”) and any other clients that it may manage in the future and the assets entrusted by such clients to Exchange Traded Concepts for their management. Except where the client has expressly, in writing, reserved to itself or another party the duty to vote proxies, or where a sub-adviser votes proxies on behalf of a Fund, it is Exchange Traded Concepts’ duty as a fiduciary to vote all proxies relating to such shares.

In order to carry out its responsibilities in regard to voting proxies, Exchange Traded Concepts must track all shareholder meetings convened by companies whose shares are held in Exchange Traded Concepts’ client accounts, including the Funds, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Pursuant to Rule 206(4)-6 of the Investment Advisers Act of 1940 (“Advisers Act”), Exchange Traded Concepts: (a) has adopted and implemented these Proxy Voting Policies that are reasonably designed to ensure that Exchange Traded Concepts votes client securities in the best interests of its clients (which includes how Exchange Traded Concepts addresses material conflicts of interests); (b) will disclose to clients how they may obtain information on how Exchange Traded concepts voted their proxies; (c) will describe to clients its Proxy Voting Policies and, upon their request, furnish a copy to its clients; and (d) will maintain certain records relating to the proxy voting activities when an adviser does have proxy voting authority.

Exchange Traded Concepts shall utilize the formal proxy guidelines (set forth below) to appropriately assess each proxy issue. Generally, Exchange Traded Concepts seeks to vote proxies in the best interests of its clients, including the Funds. In the ordinary course, this entails voting proxies in a way which Exchange Traded Concepts believes will maximize the monetary value of each portfolio’s holdings. Exchange Traded Concepts’ Management Committee, which oversees proxy voting, will address any unusual or undefined voting issues that may arise during the year.

In addition, Exchange Traded Concepts may engage the services of an independent third-party (“Proxy Firm”) to cast proxy votes according to Exchange Traded Concepts’ established guidelines. When Exchange Traded Concepts deems it in the best interest of clients, they may permit a sub-adviser to a Fund the authority to cast proxy votes either in accordance with Exchange Traded Concepts’ established guidelines or in accordance with the proxy voting policies submitted by that firm to and approved by the Board of Trustees of ETF Series Solutions. The Proxy Firm or sub-adviser will promptly notify Exchange Traded Concepts of any proxy issues that do not fall under the guidelines set forth below. Exchange Traded Concepts does not believe that conflicts of interest will generally arise in connection with its proxy voting policies.

Generally, Exchange Traded Concepts views that proxy proposals can be grouped into six broad categories as follows:

I.Election of Board of Directors

■Exchange Traded Concepts will generally vote in support of management’s nominees for the board of directors; however, Exchange Traded Concepts may choose not to support management’s proposed board if circumstances warrant such consideration.

II.Appointment of Independent Auditors

■Exchange Traded Concepts will support the recommendation of the respective corporation’s board of directors.

III.Issues of Corporate Structure and Shareholder Rights

■Proposals may originate from either management or shareholders, and among other things, may request revisions to the corporate bylaws that will affect shareholder ownership rights. Exchange Traded Concepts does not generally support obstacles erected by corporations to prevent mergers or takeovers with the view that such actions may depress the corporation’s marketplace value.

■Exchange Traded Concepts supports the following types of corporate structure and shareholder rights proposals:

◦Management proposals for approval of stock repurchase programs, stock splits (including reverse splits)
◦Authorization to increase shares outstanding

◦The ability of shareholders to vote on shareholder rights plans (poison pills)

◦Shareholder rights to eliminate or remove super majority provisions

◦Shareholder rights to call special meetings and to act by written consent

■Exchange Traded Concepts votes against management on the following items which have potentially substantial financial or best interest impact:

◦Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholders which are contrary to the best interest of existing shareholders, anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

◦Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

◦Elimination of shareholders’ right to call special meetings

◦Establishment of classified boards of directors

◦Reincorporation in a state which has more stringent anti-takeover and related provisions

◦Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

◦Excessive compensation

◦Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

◦Adjournment of meeting to solicit additional votes
◦“Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy

◦Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees

IV.Mergers and Acquisitions

Exchange Traded Concepts evaluates mergers and acquisitions on a case-by-case basis. Exchange Traded Concepts uses its discretion in order to maximize shareholder value. Exchange Traded Concepts generally votes:

■Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

■For offers that concur with index calculators’ treatment and the ability to meet the clients’ return objectives for passive funds

■For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

V.Executive and Director Equity-Based Compensation

■Exchange Traded Concepts is generally in favor of properly constructed equity-based compensation arrangements. Exchange Traded Concepts will support proposals that provide management with the ability to implement compensation arrangements that are both fair and competitive.

However, Exchange Traded Concepts may oppose management proposals that could potentially significantly dilute shareholders’ ownership interests in the corporation.

VI.Corporate Social and Policy Issues

■Proposals usually originate from shareholders and may require a revision of certain business practices and policies.

Exchange Traded Concepts is of the view that typical business matters that directly or indirectly affect corporate profitability are primarily the responsibility of management. Exchange Traded Concepts believes it is inappropriate to use client assets to address socio-political issues. Therefore, social and policy issues reflected in shareholder proposals should be subject to the approval of the corporation’s board of directors.

Conflicts

From time to time, Exchange Traded Concepts will review a proxy which presents a potential material conflict. As a fiduciary to its clients, Exchange Traded Concepts takes these potential conflicts very seriously. Exchange Traded Concepts’ duty is to ensure that proxy votes are cast in the clients’, including the Funds’, best interests and are not affected by Exchange Traded Concepts’ potential conflict. If a potential conflict of interest exists, and the matter falls clearly within one of the proposals enumerated above, Exchange Traded Concepts will vote proxies in accordance with the pre-determined guidelines set forth in these Proxy Voting Policies.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that Exchange Traded Concepts believes more active involvement is necessary, Exchange Traded Concepts may employ the services of a Proxy Firm, wholly independent of Exchange Traded Concepts, to determine the appropriate vote.

In certain situations, Exchange Traded Concepts’ Management Committee may determine that the employment of a Proxy Firm is unfeasible, impractical or unnecessary. In such situations, the Management Committee shall decide how to vote the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of Exchange Traded Concepts’ clients, shall be formalized in writing. Which action is appropriate in any given scenario would be the decision of the Management Committee in carrying out its duty to ensure that the proxies are voted in the clients’ best interests.

PART C: OTHER INFORMATION
Item 28. Exhibits

Exhibit No.			Description of Exhibit
(a)	(i)
Certificate of Trust of Active Weighting Funds ETF Trust dated August 26, 2016 is incorporated herein by reference to Exhibit (a)(i) to the Registrant’s Registration Statement on Form N-1A, as filed on April 26, 2019.

(ii)
Certificate of Amendment to the Certificate of Trust of Active Weighting Funds ETF Trust dated December 21, 2018 is incorporated herein by reference to Exhibit (a)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on April 26, 2019.

(iii)
Amended and Restated Declaration of Trust of Listed Funds Trust (the “Registrant” or the “Trust”) dated December 21, 2018 is incorporated herein by reference to Exhibit (a)(iii) to the Registrant’s Registration Statement on Form N-1A, as filed on April 26, 2019.

(b)
Amended and Restated By-Laws of the Registrant dated March 19, 2019 are incorporated herein by reference to Exhibit (b) to the Registrant’s Registration Statement on Form N-1A, as filed on April 26, 2019.

(c)			For information regarding the rights of the holders of securities, please see Articles IV, VII and VIII of the Declaration of Trust, filed as Exhibit (a)(i) above.
(d)	(i)
Investment Advisory Agreement dated December 9, 2021 between the Trust and Grizzle Investment Management LLC is incorporated herein by reference to Exhibit (d)(i) to the Registrant’s Registration Statement on Form N-1A, as filed on December 13, 2021.

(ii)
Investment Sub-Advisory Agreement dated December 9, 2021 between the Trust, Grizzle Investment Management LLC and Exchange Traded Concepts, LLC is incorporated herein by reference to Exhibit (d)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on December 13, 2021.

(e)	(i)
ETF Distribution Agreement between the Trust and Foreside Fund Services, LLC dated September 30, 2021 is incorporated herein by reference to Exhibit (e)(i) to the Registrant’s Registration Statement on Form N-1A, as filed on October 19, 2021.

(ii)
Third Amendment to the ETF Distribution Agreement effective April 29, 2022 is incorporated herein by reference to Exhibit (e)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on May 2, 2022.

	(iii)		Form of Authorized Participant Agreement is incorporated herein by reference to Exhibit (e)(2) to the Registrant’s Registration Statement on Form N-1A, as filed on October 2, 2017.
(f)			Not applicable.
(g)	(i)
Custody Agreement between Registrant and U.S. Bank National Association dated April 9, 2019 is incorporated herein by reference to Exhibit (G) to the Registrant’s Registration Statement on Form N-1A, as filed on April 26, 2019.

(ii)
Exhibit 21 to Custody Agreement between Registrant and U.S. Bank National Association is incorporated herein by reference to Exhibit (g)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on December 13, 2021.

(h)	(i)	(A)
Fund Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated April 9, 2019 is incorporated herein by reference to Exhibit (h)(1) to the Registrant’s Registration Statement on Form N-1A, as filed on April 26, 2019.

(B)
Exhibit 21 to Fund Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Exhibit (h)(i)(B) to the Registrant’s Registration Statement on Form N-1A, as filed on December 13, 2021.

	(ii)		Powers of Attorney are incorporated herein by reference to Exhibit (h)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on June 24, 2022.
	(iii)		Certificate of Secretary dated February 6, 2019 is incorporated herein by reference to Exhibit (h)(vi) to the Registrant’s Registration Statement on Form N-1A, as filed on February 6, 2019.
(i)			Opinion and Consent of Counsel is incorporated herein by reference to Exhibit (i) to the Registrant’s Registration Statement on Form N-1A, as filed on December 13, 2021.
(j)			Consent of Independent Registered Public Accounting Firm — Filed Herewith.
(k)			Not applicable.
(l)			Not applicable.
(m)	(i)
Rule 12b-1 Plan dated September 13, 2017 (the “12b-1 Plan”) is incorporated herein by reference to Exhibit (m) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on October 2, 2017.

	(ii)	Amended Appendix A to the Rule 12b-1 Plan is incorporated herein by reference to Exhibit (m)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on December 13, 2021.
(n)		Not applicable.
(o)		Reserved.
(p)	(i)	Registrant’s Code of Ethics dated March 19, 2019 is incorporated herein by reference to Exhibit (p)(i) to Registrant’s Registration Statement on Form N-1A, as filed on April 26, 2019.
	(ii)	Code of Ethics for Grizzle Investment Management LLC is incorporated herein by reference to Exhibit (p)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on December 13, 2021.
(iii)
Code of Ethics for Exchange Traded Concepts, LLC is incorporated herein by reference to Exhibit (p)(iii) to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on May 24, 2019.

(q)
Opinion and Consent of Counsel with respect to Psychedelics Companies is incorporated herein by reference to Exhibit (q) to the Registrant’s Registration Statement on Form N-1A, as filed on December 13, 2021.

Item 29. Persons Controlled by or Under Common Control with the Registrant
No person is directly or indirectly controlled by or under common control with the Registrant.
Item 30. Indemnification
Every person who is, has been, or becomes a Trustee or officer of the Registrant (hereinafter referred to as a “Covered Person”) shall be indemnified by the Registrant to the fullest extent permitted by law against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any proceeding in which they become involved as a party or otherwise by virtue of their being or having been such a Trustee or officer, and against amounts paid or incurred by them in the settlement thereof. Every person who is, has been, or becomes an agent of the Registrant may, upon due approval of the Trustees (including a majority of the Trustees who are not interested persons of the Registrant), be indemnified by the Registrant, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any proceeding in which they become involved as a party or otherwise by virtue of their being or having been an agent, and against amounts paid or incurred by him in the settlement thereof. Every Person who is serving or has served at the request of the Registrant as a director, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (“Other Position”) and who was or is a party or is threatened to be made a party to any proceeding by reason of alleged acts or omissions while acting within the scope of his or her service in such Other Position, may, upon due approval of the Trustees (including a majority of the Trustees who are not interested persons of the Registrant), be indemnified by the Registrant, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any proceeding in which they become involved as a party or otherwise by virtue of their being or having held such Other Position, and against amounts paid or incurred by them in the settlement thereof.
The Registrant shall indemnify each Covered Person who was or is a party or is threatened to be made a party to any proceeding, by reason of alleged acts or omissions within the scope of their service as a Covered Person, against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually incurred by them in connection with such proceeding to the maximum extent consistent with state law and the Investment Company Act of 1940, as amended.
No indemnification shall be provided to any person who shall have been adjudicated by a court or body before which the proceeding was brought: (i) to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office, or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Registrant.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of Investment Adviser
This Item incorporates by reference each investment adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) on file with the SEC, as listed below. Each Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov. Additional information as to any other business, profession, vocation or employment of a substantial nature engaged in by each officer and director of the below-listed investment advisers is included in the Trust’s Statement of Additional Information.

Investment Adviser	SEC File No.
Grizzle Investment Management LLC	801-122682
Exchange Traded Concepts, LLC	801-70485
Item 32. Principal Underwriters
(a)Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
1.ABS Long/Short Strategies Fund
2.Absolute Shares Trust
3.Adaptive Core ETF, Series of Collaborative Investment Series Trust
4.AdvisorShares Trust
5.AFA Multi-Manager Credit Fund
6.AGF Investments Trust
7.AIM ETF Products Trust
8.Alexis Practical Tactical ETF, Series of Listed Funds Trust
9.Alpha Intelligent – Large Cap Growth ETF, Series of Listed Funds Trust
10.Alpha Intelligent – Large Cap Value ETF, Series of Listed Funds Trust
11.AlphaCentric Prime Meridian Income Fund
12.American Century ETF Trust
13.Amplify ETF Trust
14.Applied Finance Core Fund, Series of World Funds Trust
15.Applied Finance Explorer Fund, Series of World Funds Trust
16.Applied Finance Select Fund, Series of World Funds Trust
17.ARK ETF Trust
18.ASYMmetric ETFs Trust
19.Bluestone Community Development Fund
20.BondBloxx ETF Trust
21.Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust
22.Bridgeway Funds, Inc.
23.Brinker Capital Destinations Trust
24.Brookfield Real Assets Income Fund Inc.
25.Build Funds Trust
26.Calamos Convertible and High Income Fund
27.Calamos Convertible Opportunities and Income Fund
28.Calamos Dynamic Convertible and Income Fund
29.Calamos Global Dynamic Income Fund
30.Calamos Global Total Return Fund
31.Calamos Strategic Total Return Fund
32.Carlyle Tactical Private Credit Fund
33.Cboe Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
34.Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
35.Cboe Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
36.Cboe Vest US Large Cap 10% Buffer VI Fund, Series of World Funds Trust
37.Cboe Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
38.Cboe Vest US Large Cap 20% Buffer VI Fund, Series of World Funds Trust
39.Center Coast Brookfield MLP & Energy Infrastructure Fund
40.Changebridge Capital Long/Short ETF, Series of Listed Funds Trust
41.Changebridge Capital Sustainable Equity ETF, Series of Listed Funds Trust
42.Clifford Capital Focused Small Cap Value Fund, Series of World Funds Trust
43.Clifford Capital International Value Fund, Series of World Funds Trust
44.Clifford Capital Partners Fund, Series of World Funds Trust
45.Cliffwater Corporate Lending Fund
46.Cliffwater Enhanced Lending Fund
47.Cohen & Steers Infrastructure Fund, Inc.
48.Convergence Long/Short Equity ETF, Series of Trust for Professional Managers

49.CornerCap Group of Funds
50.CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
51.Curasset Capital Management Core Bond Fund, Series of World Funds Trust
52.Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
53.Davis Fundamental ETF Trust
54.Defiance Digital Revolution ETF, Series of ETF Series Solutions
55.Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions
56.Defiance Next Gen Altered Experience ETF, Series of ETF Series Solutions
57.Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions
58.Defiance Next Gen H2 ETF, Series of ETF Series Solutions
59.Defiance Next Gen SPAC Derived ETF, Series of ETF Series Solutions
60.Defiance Quantum ETF, Series of ETF Series Solutions
61.Direxion Shares ETF Trust
62.Dividend Performers ETF, Series of Listed Funds Trust
63.Dodge & Cox Funds
64.DoubleLine ETF Trust
65.DoubleLine Opportunistic Credit Fund
66.DoubleLine Yield Opportunities Fund
67.Eaton Vance NextShares Trust
68.Eaton Vance NextShares Trust II
69.EIP Investment Trust
70.Ellington Income Opportunities Fund
71.Esoterica Thematic ETF Trust
72.ETF Opportunities Trust
73.Evanston Alternative Opportunities Fund
74.Exchange Listed Funds Trust
75.Fiera Capital Series Trust
76.FlexShares Trust
77.FOMO ETF, Series of Collaborative Investment Series Trust
78.Forum Funds
79.Forum Funds II
80.Goose Hollow Tactical Allocation ETF, Series of Collaborative Investment Series Trust
81.Grayscale Future of Finance ETF, Series of ETF Series Solutions
82.Grizzle Growth ETF, Series of Listed Funds Trust
83.Guinness Atkinson Funds
84.Harbor ETF Trust
85.Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
86.Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
87.IDX Funds
88.Innovator ETFs Trust
89.Ironwood Institutional Multi-Strategy Fund LLC
90.Ironwood Multi-Strategy Fund LLC
91.John Hancock Exchange-Traded Fund Trust
92.Kelly Strategic ETF Trust
93.LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
94.LifeGoal Conservative Wealth Builder ETF, Series of Northern Lights Fund Trust II
95.LifeGoal Home Down Payment ETF, Series of Northern Lights Fund Trust II
96.LifeGoal Wealth Builder ETF, Series of Northern Lights Fund Trust II
97.Mairs & Power Balanced Fund, Series of Trust for Professional Managers
98.Mairs & Power Growth Fund, Series of Trust for Professional Managers
99.Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
100.Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
101.Manor Investment Funds
102.Merk Stagflation ETF, Series of Listed Funds Trust
103.Milliman Variable Insurance Trust
104.Mindful Conservative ETF, Series of Collaborative Investment Series Trust
105.Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
106.Mohr Growth ETF, Series of Collaborative Investment Series Trust
107.Morgan Creek - Exos Active SPAC Arbitrage ETF, Series of Listed Funds Trust
108.Morningstar Funds Trust

109.OTG Latin American Fund, Series of World Funds Trust
110.Overlay Shares Core Bond ETF, Series of Listed Funds Trust
111.Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
112.Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
113.Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
114.Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
115.Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
116.Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
117.Palmer Square Opportunistic Income Fund
118.Partners Group Private Income Opportunities, LLC
119.PENN Capital Funds Trust
120.Performance Trust Mutual Funds, Series of Trust for Professional Managers
121.Perkins Discovery Fund, Series of World Funds Trust
122.Philotimo Focused Growth and Income Fund, Series of World Funds Trust
123.Plan Investment Fund, Inc.
124.PMC Funds, Series of Trust for Professional Managers
125.Point Bridge America First ETF, Series of ETF Series Solutions
126.Preferred-Plus ETF, Series of Listed Funds Trust
127.Putnam ETF Trust
128.Quaker Investment Trust
129.Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
130.Rareview Inflation/Deflation ETF, Series of Collaborative Investment Series Trust
131.Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
132.Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
133.Renaissance Capital Greenwich Funds
134.Revere Sector Opportunity ETF, Series of Collaborative Investment Series Trust
135.Reynolds Funds, Inc.
136.RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust
137.RiverNorth Patriot ETF, Series of Listed Funds Trust (f/k/a RiverNorth Volition America Patriot ETF)
138.RMB Investors Trust
139.Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
140.Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
141.Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
142.Roundhill BITKRAFT Esports & Digital Entertainment ETF, Series of Listed Funds Trust
143.Roundhill Cannabis ETF, Series of Listed Funds Trust
144.Roundhill IO Digital Infrastructure ETF, Series of Listed Funds Trust
145.Roundhill MEME ETF, Series of Listed Funds Trust
146.Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
147.Rule One Fund, Series of World Funds Trust
148.Salient MF Trust
149.Securian AM Balanced Stabilization Fund, Series of Investment Managers Series Trust
150.Securian AM Equity Stabilization Fund, Series of Investment Managers Series Trust
151.Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
152.SHP ETF Trust
153.Six Circles Trust
154.Sound Shore Fund, Inc.
155.Sparrow Funds
156.Spear Alpha ETF, Series of Listed Funds Trust
157.STF Tactical Growth & Income ETF, Series of Listed Funds Trust
158.STF Tactical Growth ETF, Series of Listed Funds Trust
159.Strategy Shares
160.Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
161.Syntax ETF Trust
162.Teucrium Agricultural Strategy No K-1 ETF, Series of Listed Funds Trust
163.The B.A.D. ETF, Series of Listed Funds Trust
164.The Community Development Fund
165.The De-SPAC ETF, Series of Collaborative Investment Series Trust
166.The Finite Solar Finance Fund
167.The Private Shares Fund (f/k/a SharesPost 100 Fund)
168.The Short De-SPAC ETF, Series of Collaborative Investment Series Trust

169.The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
170.Third Avenue Trust
171.Third Avenue Variable Series Trust
172.Tidal ETF Trust
173.TIFF Investment Program
174.Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
175.Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
176.Timothy Plan International ETF, Series of The Timothy Plan
177.Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
178.Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
179.Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
180.Total Fund Solution
181.Touchstone ETF Trust
182.TrueShares ESG Active Opportunities ETF, Series of Listed Funds Trust
183.TrueShares Low Volatility Equity Income ETF, Series of Listed Funds Trust
184.TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
185.TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
186.TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
187.TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
188.TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
189.TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
190.TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
191.TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
192.TrueShares Structured Outcome (May) ETF, Listed Funds Trust
193.TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
194.TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
195.TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
196.TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust
197.Tuttle Capital Short Innovation ETF, Series of Collaborative Investment Series Trust
198.U.S. Global Investors Funds
199.Union Street Partners Value Fund, Series of World Funds Trust
200.Variant Alternative Income Fund
201.Variant Impact Fund
202.VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
203.VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
204.VictoryShares Emerging Market High Div Volatility Wtd ETF, Series of Victory Portfolios II
205.VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
206.VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
207.VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
208.VictoryShares Protect America ETF, Series of Victory Portfolios II
209.VictoryShares Top Veteran Employers ETF, Series of Victory Portfolios II
210.VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
211.VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
212.VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
213.VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
214.VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
215.VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
216.VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
217.VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
218.VictoryShares USAA Core Intermediate-Term Bond ETF, Series of Victory Portfolios II
219.VictoryShares USAA Core Short-Term Bond ETF, Series of Victory Portfolios II
220.VictoryShares USAA MSCI Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
221.VictoryShares USAA MSCI International Value Momentum ETF, Series of Victory Portfolios II
222.VictoryShares USAA MSCI USA Small Cap Value Momentum ETF, Series of Victory Portfolios II
223.VictoryShares USAA MSCI USA Value Momentum ETF, Series of Victory Portfolios II
224.Walthausen Funds
225.West Loop Realty Fund, Series of Investment Managers Series Trust
226.WisdomTree Trust
227.WST Investment Trust
228.XAI Octagon Floating Rate & Alternative Income Term Trust

(b) The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Susan L. LaFond	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Treasurer	None
(c) Not applicable.
Item 33. Location of Accounts and Records
The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202
Registrant’s Custodian	U.S. Bank, National Association 1555 North Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212
Registrant’s Principal Underwriter	Foreside Fund Services, LLC Three Canal Plaza, Suite 100, Portland, Maine 0410
Registrant’s Investment Adviser	Grizzle Investment Management LLC 573 Coldstream Drive Berwyn, Pennsylvania 19312
Registrant’s Investment Sub-Adviser	Exchange Traded Concepts, LLC 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120
Item 34. Management Services
Not applicable.
Item 35. Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee, State of Wisconsin, on November 22, 2022.

Listed Funds Trust

By:	/s/ Kent Barnes
Kent Barnes
Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on November 22, 2022.

Signature	Title

*John L. Jacobs	Trustee
John L. Jacobs

*Koji Felton	Trustee
Koji Felton

*Pamela H. Conroy	Trustee
Pamela H. Conroy

*Paul R. Fearday	Trustee and Chairman
Paul R. Fearday

*Gregory C. Bakken	President and Principal Executive Officer
Gregory C. Bakken

* Travis G. Babich Travis G. Babich	Treasurer and Principal Financial Officer

*By: /s/ Kent Barnes Kent P. Barnes, Attorney-in-Fact Pursuant to Powers of Attorney

EXHIBIT INDEX

Exhibit Number	Description

(j)	Consent of Independent Registered Public Accounting Firm